UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

Cohen & Steers, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 25, 2022

Dear Shareholders:
This past year, we celebrated our 35th anniversary as a firm and 17 years as a public company. Our long-standing values continued to guide us amid the tremendous human hardships and economic challenges of the COVID-19 pandemic. Amid these hardships and challenges, we remained focused on delivering investment outperformance for our clients, sustaining our commitment to business growth and innovation and attracting, developing and retaining our next generation of talent, while maintaining the safety of our employees, families and communities. We appreciate the trust and confidence our shareholders have placed in us.
It is our pleasure to invite you to the Cohen & Steers, Inc. 2022 Annual Meeting of Shareholders to be held on Thursday, May 5, 2022, beginning at 9:00 a.m. New York time.
Our Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting, which will be held via live audio webcast and may be accessed by visiting http://www.virtualshareholdermeeting.com/CNS2022.
The accompanying materials include the notice of annual meeting, the proxy statement and the 2021 annual report to shareholders, which includes the company’s Annual Report on Form 10-K for the year ended December 31, 2021. The proxy statement describes the business that the company will conduct at the Annual Meeting and provides information about the company.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we ask you to please cast your vote. You can vote your shares by Internet, telephone, mail or online during the Annual Meeting. To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice of Internet Availability of Proxy Materials or the accompanying proxy card.
We look forward to your attendance at the Annual Meeting.
Sincerely,

Martin Cohen Chairman of the Board of Directors	Robert H. Steers Executive Chairman	Joseph M. Harvey Chief Executive Officer and President

March 25, 2022
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2022
Dear Shareholders:
Cohen & Steers, Inc. will hold its 2022 Annual Meeting of Shareholders virtually via live audio webcast at http://www.virtualshareholdermeeting.com/CNS2022 on Thursday, May 5, 2022, beginning at 9:00 a.m. New York time. At the Annual Meeting, the company will ask you to:
(1)Elect as directors the nine nominees named in the proxy statement to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
(2)Approve the Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan;
(3)Ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022;
(4)Approve, in a non-binding advisory vote, the compensation of the company’s named executive officers; and
(5)Consider any other business that is properly presented at the Annual Meeting.
As permitted under the “Notice and Access” rules adopted by the Securities and Exchange Commission, the company is primarily furnishing the proxy materials to its shareholders by Internet rather than mailing paper copies of the materials to each shareholder. Therefore, most shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions about how to access the proxy materials by Internet, how to vote your shares and how to request a paper or electronic copy of the proxy materials. The company believes electronic delivery should expedite the receipt of materials, significantly lower costs and help conserve natural resources.
Whether you receive the Notice or paper copies of the proxy materials, the company will make available for review online the proxy statement, the annual report to shareholders and any amendments to the foregoing that are required to be furnished to shareholders, as further described in the instructions contained in the Notice and proxy card. You may also view the proxy materials at https://materials.proxyvote.com/19247A.
The Board of Directors of Cohen & Steers, Inc. has fixed the close of business on March 10, 2022 as the record date for the determination of shareholders entitled to receive notice of, and to vote on, all matters presented at the Annual Meeting or any adjournments or postponements thereof. A list of the registered shareholders will be available electronically during the Annual Meeting at http://www.virtualshareholdermeeting.com/CNS2022 when you enter your 16-digit Control Number.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, the company asks that you please cast your vote. You can vote your shares by Internet, telephone, mail or online during the Annual Meeting. To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice or the accompanying proxy card.

By Order of the Board of Directors,

Francis C. Poli Corporate Secretary

Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS
These proxy materials are being delivered in connection with the solicitation by the Board of Directors (the “Board”) of Cohen & Steers, Inc., a Delaware corporation (the “company,” “we,” “our,” or “us”), of proxies to be voted at the company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournment or postponement thereof.
You are invited to attend the Annual Meeting on Thursday, May 5, 2022, beginning at 9:00 a.m. New York time. The Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the 2022 Annual Meeting, vote your shares electronically and submit your questions during the meeting, which will be held via live audio webcast and may be accessed by visiting http://www.virtualshareholdermeeting.com/CNS2022. To participate in the meeting you must have your 16-digit Control Number included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials. You will not be able to attend the 2022 Annual Meeting in person.
We expect the proxy materials and the Notice of Internet Availability of Proxy Materials (the “Notice”) to be mailed and/or made available to each shareholder eligible to vote on or about March 25, 2022.
Items to be Voted on at the Annual Meeting
The following proposals will be voted on at the Annual Meeting:
•Item 1: the election as directors of the nine nominees named in this proxy statement;
•Item 2: the approval of the Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan (the “Amended and Restated Stock Incentive Plan”);
•Item 3: the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022;
•Item 4: the approval, in a non-binding advisory vote, of the compensation of the company’s named executive officers; and
•Item 5: any other business that is properly presented at the Annual Meeting.
Board Recommendations
The Board recommends that you vote:
•“FOR” each of the nine director nominees named in this proxy statement;
•“FOR” the approval of the Amended and Restated Stock Incentive Plan;
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022; and
•“FOR” the approval of the compensation of the company’s named executive officers.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 5, 2022
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the company is furnishing proxy materials to its shareholders primarily by Internet. We believe this process should expedite shareholders’ receipt of the proxy materials, lower the costs of the Annual Meeting and help conserve natural resources. On or about March 25, 2022, we expect to mail the Notice to most of our shareholders. The Notice includes instructions about how to access and view the proxy materials, including this proxy statement and the company’s annual report to shareholders, online and instructions about how to vote by Internet, telephone, mail or online during the Annual Meeting. The Notice also includes instructions about how to request a paper or electronic copy of the proxy materials. If you received the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you received a paper copy of the proxy materials, you can also view these materials online by following the instructions contained in the Notice and proxy card. The proxy materials are available at www.proxyvote.com and https://materials.proxyvote.com/19247A.
Shareholders Entitled to Vote
Shareholders of record at the close of business on March 10, 2022 are entitled to vote at the Annual Meeting. As of March 10, 2022, 48,677,330 shares of the company’s common stock, par value $0.01 per share, were outstanding. Holders of the company’s common stock are entitled to one vote per share.
Virtual Meeting Format
Our Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast. The virtual meeting will provide the same rights and advantages of a physical meeting and shareholders will be able to present questions online during the meeting.
Participation in the Virtual Meeting
To participate in the Annual Meeting you must have your 16-digit Control Number that is included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials.
You may access the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/CNS2022. You will be able to submit questions during the meeting. To submit a question during the meeting, select the “Q&A” button on the bottom right side of the virtual meeting platform interface and then type your question into the “Submit a Question” field and click “Submit.” If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page. This proxy statement contains information about the items shareholders will vote on at the Annual Meeting.
Rights Afforded to Virtual Meeting Participants
The virtual meeting format for the Annual Meeting will enable full and equal participation by attending shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that our shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will take the following steps to ensure such an experience:
•providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits; and
•answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
How to Vote
Shareholders who hold their shares directly may vote as follows prior to the Annual Meeting:
•By mail: Shareholders can sign, date and return their proxy cards by mail using the pre-addressed, postage-paid envelope that is provided.
OR
•By Internet: Shareholders can vote at www.proxyvote.com 24 hours a day, seven days a week. Instructions are provided in the Notice and proxy card. The Internet voting system is a secure method of voting, and your vote will be recorded accurately. You will need the 16-digit Control Number included in the Notice and proxy card to vote online. If you vote by Internet, you may incur costs associated with Internet access, such as usage charges from Internet service providers and telephone companies.
OR
•By telephone: Shareholders can vote by telephone by calling 1-800-690-6903. You will need the 16-digit Control Number included in the Notice and proxy card to vote by telephone.
To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone promptly by following the instructions on the Notice or the accompanying proxy card. All proxies that have been properly signed and returned and not revoked will be voted in accordance with the instructions provided. If you sign and return your proxy but do not provide voting instructions, the shares represented by such proxy will be voted as recommended by the Board.
If your shares are held indirectly through an account with a bank or broker, you will receive from your bank or broker an instruction card and information about how to give voting instructions to them.
Voting at the Annual Meeting
If you virtually attend the Annual Meeting, you can vote online during the Annual Meeting, even if you have previously returned a proxy or otherwise voted. You will need your 16-digit Control Number that is included in the Notice or, if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials in order to be able to enter the Annual Meeting and to vote during the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Voting on Other Matters
If you sign and return your proxy, and if any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date we filed this proxy statement, we were not aware of any other matters to be raised at the Annual Meeting.
Revocation of Proxies
You may revoke your proxy any time before voting is declared closed at the Annual Meeting. You may revoke your proxy by sending a signed proxy card with a later date before voting is declared closed or by voting online during the Annual Meeting. You may also revoke your proxy by voting a new proxy, by telephone or Internet or by providing written notice of revocation to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017.
If your proxy is not properly revoked, we will vote your shares as indicated in your most recent valid proxy.
Required Vote
The presence or representation by proxy of the holders of a majority in voting power of the company’s issued and outstanding common stock and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares represented by “broker non-votes” that are present and entitled to vote at the Annual Meeting are counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power for a proposal and has not received instructions from the beneficial owner. Under current New York Stock Exchange (“NYSE”) rules, if you do not instruct your broker how to vote with respect to Items 1, 2 or 4, your broker may not vote your shares with respect to such proposals. There cannot be any broker non-votes with respect to Item 3 because brokers have discretion under the NYSE rules to vote uninstructed shares on such proposals.
With respect to Item 1 (election of directors), in an uncontested election of directors, to be elected, a director nominee must receive a majority of the votes cast by holders of the company’s common stock present in person or represented by proxy at the virtual Annual Meeting and entitled to vote on the election of directors (a “majority vote”). Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee and will have no effect on the outcome of the election. In a contested election of directors, to be elected, a director nominee must receive a plurality of the votes cast by holders of the company’s common stock present in person or represented by proxy at the virtual Annual Meeting and entitled to vote on the election of directors. Under the company’s bylaws, a “contested election” is an election in which, as of the tenth day preceding the date the company first transmits the notice of meeting for such annual meeting to its shareholders or at any time thereafter, the number of nominees for director is greater than the number to be elected.
In the event of an uncontested election, each incumbent director standing for re-election at the Annual Meeting has agreed to resign, upon acceptance of such resignation by the Board, if such director does not receive a majority of the votes cast in such election. The Board must accept or reject such resignation within 90 days following certification of the shareholder vote.
If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may either (i) fill the resulting vacancy pursuant to the company’s bylaws or (ii) decrease the size of the Board to eliminate the vacancy.
Approval of Item 2 (approval of the Amended and Restated Stock Incentive Plan) requires the affirmative vote of a majority of the votes cast on the proposal under current NYSE rules, which require that “votes cast” must be calculated in accordance with a company’s own governing documents and any applicable state law. Accordingly, abstentions will not count as votes cast “for” or “against” the proposal and will have no effect on the outcome of the proposal. In addition, broker non-votes will not count as votes cast “for” or “against” the proposal and will have no effect on the outcome of the proposal.
The affirmative vote of the holders of a majority in voting power of the company’s outstanding common stock present in person or represented by proxy at the virtual Annual Meeting and entitled to vote on such matters is required to approve Item 3 (ratification of the company’s independent registered public accounting firm) and Item 4 (approval of the compensation of the company’s named executive officers). If you abstain from voting on Items 3 or 4, it will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of Item 4. Items 3 and 4 are advisory in nature and are non-binding.
Cost of Proxy Solicitation
We will pay the expenses of soliciting proxies. Proxies may be solicited in person or by mail, telephone, facsimile or other electronic transmission by our directors, officers and employees, without additional compensation. We will reimburse brokers and other custodians, nominees and fiduciaries that forward soliciting materials to beneficial owners of stock held of record by such entities.
List of Shareholders
A list of all shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting on the virtual meeting page and ten days prior to the Annual Meeting at the company’s corporate headquarters between the hours of 8:45 a.m. and 4:30 p.m. New York time. You may schedule an appointment to review the list of shareholders by contacting our Corporate Secretary at Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017 or (212) 832-3232.
Householding
In order to reduce printing and postage costs, we have undertaken an effort to deliver a single copy of the proxy materials to multiple shareholders of record sharing an address. This delivery method, called “householding,” will not be used if we receive contrary instructions from one or more of the shareholders sharing an address. If your household received a single copy of the proxy materials, we will promptly deliver a separate copy of these materials to any shareholder who sends a written request to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017. Requests may also be directed to the Corporate Secretary at (212) 832-3232. If your household receives multiple copies of the proxy materials, and you wish to request delivery of a single copy, you may contact our Corporate Secretary as set forth above. Even if householding is used, a separate proxy card will be provided to each shareholder of record. Each proxy card should be signed, dated and returned to the company.
Voting Results
Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the company’s inspector of election and independent tabulating agent. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.

Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential. However, we permit Broadridge to examine these documents. We have instructed Broadridge to forward us any written comments included in a proxy card.
Annual Report
We make available free of charge on our website at www.cohenandsteers.com, under “Company–Investor Relations–SEC Filings,” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments thereto, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. In addition, we will provide free of charge to each shareholder upon written request a copy of our Annual Reports on Form 10-K (including our consolidated financial statements, schedules and list of exhibits), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments thereto. Requests for copies should be addressed to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017. Requests may also be directed to the Corporate Secretary at (212) 832-3232. Copies can also be accessed electronically on the SEC’s website at www.sec.gov. The company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the company’s 2021 annual report to shareholders are not part of the proxy solicitation materials.

ITEM ONE
ELECTION OF DIRECTORS
The company’s amended and restated certificate of incorporation and bylaws provide that the Board will consist of that number of directors as determined from time to time by resolution of the Board. The number of directors is currently fixed at nine. Acting upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the nine individuals listed below for election as directors to hold office until the next annual meeting of shareholders and the election and qualification of their successors. All such nominees are currently directors of the company.
The proxies solicited hereby, unless directed to the contrary therein, will be voted “FOR” the nine director nominees. All nominees have consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee is unavailable or unable to serve, the shares represented by all valid proxies will be voted by the person(s) acting under said proxy in accordance with the recommendation of the Board.
Nominee Information
When considering director nominees, the Board and the Nominating Committee consider each nominee’s experience, qualifications, attributes and skills. With respect to Dr. Aggarwal, the Board considered her expertise relating to corporate governance, capital raising, global financial markets and securities market regulation. With respect to Mr. Connor, the Board considered his experience in the investment banking industry where he advised companies across a wide range of industries as well as his current role as the chief financial officer of a publicly-traded company. With respect to Mr. Rhein, the Board considered his background in accounting matters, which includes specialization in the real estate sector, as well as his previous long-term membership on the board of directors of a publicly-traded real estate investment trust. With respect to Mr. Simon, the Board considered the broad perspective brought by his experience directing the research and analysis of companies across a wide range of industries. With respect to Ms. Smith, the Board considered her extensive management experience at a financial services company and her expertise in human resources matters, broad administrative and organizational oversight and personnel management. With respect to Mr. Villani, the Board considered his background in the investment management industry, including his experience as the chief executive officer of a large global investment management firm. With respect to Messrs. Cohen, Steers and Harvey, the Board considered their knowledge and many years of experience with the company, including Mr. Cohen’s and Mr. Steers’ founding of the company.
Set forth below are the names of each director nominee, their ages and positions with the company, the years they became directors and their biographical information.

Name	Age	Position
Martin Cohen	73	Chairman of the board of directors and director
Robert H. Steers	69	Executive chairman and director
Joseph M. Harvey	58	Chief executive officer, president and director
Reena Aggarwal	64	Director
Frank T. Connor	62	Director
Peter L. Rhein	80	Director
Richard P. Simon	76	Director
Dasha Smith	48	Director
Edmond D. Villani	75	Director
Martin Cohen, a director since August 2004, is the chairman of the Board. Mr. Cohen served with Mr. Steers as the company’s co-chief executive officer and co-chairman until 2014 and then served as executive chairman until his retirement from the company in February 2016. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation’s first real estate securities mutual fund. From 1976 to 1981, Mr. Cohen was a vice president at Citibank, where, in 1980, he organized and managed the

Citibank Real Estate Stock Fund. Mr. Cohen is a former member of the board of governors of the National Association of Real Estate Investment Trusts. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University.
Robert H. Steers, a director since August 2004, is the company’s executive chairman. Mr. Steers served with Mr. Cohen as the company’s co-chief executive officer and co-chairman until 2014 and then served as the company’s chief executive officer until March 2022. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation’s first real estate securities mutual fund. From 1977 to 1982, Mr. Steers was a vice president at Citibank, serving as an analyst and portfolio manager of Citibank’s Emerging Growth Stock Fund. Mr. Steers is a member of the Advisory Committee of the Staff Retirement Plan of the International Monetary Fund and a member of the Investment Committee, Georgetown University. Mr. Steers also serves as a Vice President of Cohen & Steers Securities, LLC and previously served as director and chairman of each of the company’s U.S. registered open-end and closed-end funds until December 2021. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University.
Joseph M. Harvey, a director since August 2019, is the company’s chief executive officer and president. Joining the company in 1992 as a REIT analyst, Mr. Harvey subsequently served as a portfolio manager from 1998 to 2016 and chief investment officer from 2003 to 2019. He has served as the company’s president since 2003. Prior to that, Mr. Harvey was a vice president with Robert A. Stanger Co., where for five years he was an analyst specializing in real estate, oil and gas and related securities for the firm’s research and consulting activities. Mr. Harvey also serves as a vice president, director and chairman of each of the company’s U.S. registered open-end and closed-end funds. Mr. Harvey has a BSE degree from Princeton University.
Reena Aggarwal, a director since November 2016, is the Robert E. McDonough Professor of Finance and Director of the Georgetown Center for Financial Markets and Policy at Georgetown’s McDonough School of Business. Until July 2020, Dr. Aggarwal was the Vice Provost for Faculty at Georgetown University and held various positions on the faculty since 1986, and has also served as the Interim Dean and Deputy Dean of Georgetown’s McDonough School of Business. She has written extensively on corporate governance, capital raising, IPOs, institutional investors, private equity, valuation, global financial markets and securities market regulation. Dr. Aggarwal has received several research awards, including the 2015 BlackRock-National Association of Corporate Directors Global Challenge for Innovation in Corporate Governance Award. Dr. Aggarwal also serves on the boards of directors of Dimensional Fund Advisors’ U.S. mutual funds and exchange-traded funds (five investment companies), where she is a member of the respective audit committees and the nominating committees, and Nuveen Churchill BDC, where she is a member of the audit committee and the nominating committee. She is a former member of the boards of directors of NYLIM IndexIQ and Brightwood Capital Advisors, L.P. She received a Ph.D. degree in finance from the University of Maryland and a Master of Management Studies from BITS, India.
Frank T. Connor, a director since March 2014, is executive vice president and chief financial officer of Textron Inc. Prior to joining Textron in August 2009, Mr. Connor was a managing director and head of telecom investment banking at Goldman, Sachs & Co. from 2003 to 2008. Prior to that, he served as chief operating officer of telecom, technology and media investment banking at Goldman Sachs from 1998 to 2003. Mr. Connor joined the corporate finance department at Goldman Sachs in 1986 and became a vice president in 1990 and a managing director in 1996. He currently serves as a director of FM Global, a Rhode Island-headquartered mutual insurance company. Mr. Connor has a BA degree in business from the University of Notre Dame and an MBA degree from the University of Chicago.
Peter L. Rhein, a director since August 2004, has been a general partner of Sarlot and Rhein, a real estate investment partnership, since 1967, and a co-managing member of BBC Properties, LLC, a real estate investment company, since 2001. From 1970 until 1984, he was employed in various capacities by Wells Fargo Realty Advisors and its affiliates. From 1976 until 1984, he was vice president, treasurer and chief financial officer of Wells Fargo Mortgage and Equity Trust, a real estate investment trust. Mr. Rhein is a former member of the board of directors of Healthpeak Properties, Inc. (formerly known as HCP, Inc.). Mr. Rhein has a BS degree in accounting from Claremont McKenna College and is a retired certified public accountant.

Richard P. Simon, a director since August 2004, retired from Goldman, Sachs & Co. in 2004. From 1978 until his retirement, he was employed in various capacities by Goldman Sachs, most recently as a managing director. Between 1990 and 2002, Mr. Simon coordinated the Goldman Sachs global media, publishing, advertising, broadcasting and cable research and served as a managing director from 1996 until his retirement. Prior to retiring from Goldman Sachs, Mr. Simon mentored analysts and was deputy director of research. Mr. Simon has a BA degree in accounting from the University of Toledo and an MBA degree from New York University.
Dasha Smith, a director since November 2019, is the Executive Vice President, Chief Administrative Officer for the National Football League (NFL). In this role, Ms. Smith is a member of the NFL executive operating committee and leads people operations and strategy (HR), technology, diversity and inclusion, social responsibility and league office administration. Before joining the NFL in 2019, Ms. Smith was Executive Vice President, Global Chief Human Resources Officer for Sony Music Entertainment, a leading music, entertainment and technology company. Prior to joining Sony in 2018, she served as Managing Director and Global Chief Human Resources Officer at GCM Grosvenor, a global alternatives investment firm. Ms. Smith previously held senior leadership roles at Time Inc. and was in private practice as a corporate lawyer early in her career. She serves on the board of directors of Northern Star Investment Corp. III, a special purpose acquisition company, and on the boards of directors of CAPTRUST and Beautycounter, each a privately held company, as well as several non-profit educational and arts organizations. Ms. Smith has a BA degree from Georgetown University and a JD degree from the University of Virginia.
Edmond D. Villani, a director since August 2004, served as vice chairman of Deutsche Asset Management, North America until December 31, 2005. Between 1997 and 2002, he was the chief executive officer of Scudder, Stevens & Clark, Inc. and its successor entities. Mr. Villani is the former chairman of the board of Georgetown University and a former trustee of the Colonial Williamsburg Foundation, where he served as chair of the investment committee. Mr. Villani has a BA degree in mathematics from Georgetown University and a Ph.D. degree in economics from the University of Pennsylvania.
Recommendation of the Board
The Board recommends a vote “FOR” each of the nine director nominees.

CORPORATE GOVERNANCE
We regularly monitor legal and regulatory developments and review our corporate governance policies, processes and practices to respond to any such developments. We have sought to be a model of corporate governance by having an active and fully engaged Board, aligning compensation of senior leaders with shareholder and client interests and enforcing the highest compliance standards. Our corporate governance policies, processes and practices are designed to ensure that the leadership of our business meets our stated vision and goals. We seek to align the interests of the Board and management with those of our shareholders, while demonstrating the highest levels of ethical conduct.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that address the following: (i) director qualification standards, including guidelines for determining independence; (ii) director responsibilities; (iii) director access to management and, as appropriate, independent advisors; (iv) director compensation; (v) director orientation and continuing education; (vi) management succession; and (vii) annual performance evaluations of the Board. The Corporate Governance Guidelines are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics that applies to the company’s directors, officers and employees and which addresses: (i) conflicts of interest; (ii) corporate opportunities; (iii) confidentiality of information; (iv) fair dealing; (v) protection and proper use of company assets; (vi) compliance with laws, rules and regulations; and (vii) reporting illegal or unethical behavior. The Board has also adopted a Code of Ethics for Senior Financial Officers that is designed to promote honest and ethical conduct and compliance with applicable laws, particularly as it relates to the maintenance of the company’s financial books and records and the preparation of its financial statements. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.” As required by applicable SEC rules and the NYSE listing standards, the company will promptly disclose any substantive changes in, or waivers of, the Code of Ethics for Senior Financial Officers and any waiver of the Code of Business Conduct and Ethics granted to its directors and executive officers on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
Shareholders are encouraged to visit “Investor Relations” in the “Company” page of our website at www.cohenandsteers.com for additional information about the Board and its committees and corporate governance at the company.
Director Independence Determination
Under the NYSE listing standards, a director is not considered independent unless the Board affirmatively determines that such director does not have a “material relationship” with the company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company. In addition, the NYSE has adopted five bright-line independence tests. Each of these tests describes a specific set of circumstances that prohibit a director from being considered independent from the company’s management. For example, a director who is an employee of the company, or whose immediate family member is an executive officer of the company, is not considered to be independent until three years following the end of the employment relationship. The other bright-line independence tests address circumstances involving: (i) the receipt of more than $120,000 per year in direct compensation from the company, except for certain permitted payments such as director fees; (ii) employment by, or affiliations with, the company’s current or former internal or external auditors; (iii) interlocking directorates; and (iv) certain business relationships involving companies that make payments to, or receive payments from, the company above specified annual thresholds. For more information about the NYSE’s bright-line director independence tests, including the NYSE commentary explaining the application of these tests, please go to the NYSE’s website at www.nyse.com.
The NYSE’s director independence requirements are designed to increase the quality of board oversight at listed companies and to lessen the possibility of damaging conflicts of interest. However, the NYSE listing standards do not define every relationship that may be considered material for purposes of determining a director’s independence from management. Material relationships may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. As the concern is a director’s independence from management, the NYSE does not consider the ownership of a significant amount of stock, by itself, to preclude an independence finding.
At its meeting on February 24, 2022, the Board made a determination on the independence of each director nominee. The Board determined that each of Messrs. Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith do not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) and are independent under the NYSE listing standards and applicable SEC rules. In addition, the Board considered, but did not believe to be material, that some members of the Board are or are considering becoming investors in certain funds and accounts that the company manages. Finally, the Board determined that each of Messrs. Cohen, Steers and Harvey are not independent. None of the directors participated in the determination of their own independence.
Director Nomination Process and Board Diversity
The company’s Corporate Governance Guidelines contain director selection criteria that apply to director nominees. The Nominating Committee ensures that each director nominee satisfies at a minimum the criteria set forth in the Corporate Governance Guidelines. The minimum qualifications for serving as a director are that a candidate must possess strength of character and demonstrate mature judgment, independence of thought and an ability to work collegially. Each director must be qualified and able to represent the interests of all the company’s shareholders.
When identifying director nominees, the Nominating Committee seeks qualified and experienced candidates with backgrounds that support a balance of knowledge, experience, skills, expertise and diversity appropriate for the Board as a whole. Prior to nominating a new director candidate, the Nominating Committee considers the collective experience of the existing Board members and considers and evaluates the background and qualifications of each director candidate and the extent to which such background and qualifications may benefit the company based on the size and composition of the Board at the time. Based on that evaluation, the Nominating Committee will nominate individuals who it believes will strengthen the Board’s ability to serve the company’s shareholders as a result of their experience and expertise.
The Board believes that diversity is an important component of a board of directors, including diversity of background, skills, experience, gender, race and ethnicity. Of the full Board, two members (22%) self-identify as female and two members (22%) self-identify as racially/ethnically diverse. Of the Audit, Compensation and Nominating Committees of the Board, two members (33%) of each such committee self-identify as female and two members (33%) of each such committee self-identify as racially/ethnically diverse. Racial/ethnic diversity refers to the following: Asian (excluding Indian or South Asian); Black or African American; Hispanic or Latin American; Indian or South Asian; Middle-Eastern or North African; Native American or Alaskan Native; Native Hawaiian or Other Pacific Islander; or Two or More Races/Other.
Although the company does not have a formal policy regarding director diversity, the Nominating Committee, guided by its charter and the Corporate Governance Guidelines, assesses and considers the diversity of the Board prior to nominating director candidates and seeks to identify and include director candidates who will enhance the Board’s diversity. The Board selects candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference or religion. We believe the company’s current Board members collectively possess diverse knowledge, expertise and experience in the disciplines that impact our business.
When vacancies on the Board exist or are expected, or a need for a particular expertise has been identified, the Nominating Committee may seek recommendations for director candidates from current directors and management and may also engage a search firm to assist in identifying director candidates. The Nominating Committee will also consider properly submitted shareholder recommendations for director candidates under the same procedure used for considering director candidates recommended by current directors and management. Shareholder recommendations for director candidates should include the candidate’s name and specific qualifications to serve on the Board, and the recommending shareholder should also submit evidence of such shareholder’s ownership of shares of the company’s common stock, including the number of shares owned and the length of time of such ownership. Recommendations should be addressed to the Corporate Secretary, Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017.
When a potential director candidate has been identified, the Nominating Committee will review publicly available information about such candidate to assess whether or not the candidate warrants further consideration. If the Nominating Committee determines that a candidate warrants further consideration, the chair of the Nominating Committee, or a designee, will contact the potential candidate. In general, if a potential candidate expresses a willingness to be considered and to serve on the Board, the Nominating Committee will request additional information from the candidate and review such candidate’s experience and qualifications. All nominees for election to our Board at the Annual Meeting are standing for re-election.
Board Oversight of Risk Management
The company operates in a highly regulated industry. The Board’s role in managing the company’s risk is one of informed oversight. The Board assists management in shaping the company’s overall risk philosophy and works with management to set the “tone at the top” such that prudent mitigation of risk is incorporated into business decision-making at the company. We have developed compliance programs that are designed to monitor risks and to detect and prevent any wrongdoing by employees. In addition, we have established an enterprise risk management committee that is responsible for developing an integrated approach and process for managing the company’s risks.
The Board is regularly informed about the most significant risks affecting the company and assesses the appropriateness of management’s responses to such risks. As part of this assessment, the Board reviews the company’s insurance coverage, including the type and level of coverage, material gaps, if any, and how the company’s coverage compares to its peers.
The Board and management have been in regular communication and engagement since the outset of the COVID-19 pandemic to continually assess the actual and potential risks to the company of the pandemic and pandemic-related conditions. The Board has been apprised on an ongoing basis of management’s views on the actual and potential impact of the pandemic on the company’s core investment strategies, as well as the company’s strategic response to the pandemic. The Board periodically reviews and confirms the propriety of the company’s executive succession plans and its ability to immediately execute any such plans to ensure continuity of senior leadership in the event any executives became unable to perform their duties for an extended period of time for any reason.
Each committee of the Board is responsible for evaluating and providing oversight of certain risks. The Audit Committee plays a key role in oversight of the company’s financial risk management function. The Audit Committee regularly discusses with management and, as appropriate, the company’s internal and external auditors, the financial, legal, operational, information security (including cybersecurity and data privacy) and regulatory risks affecting the company, along with the company’s efforts to mitigate such risks. The Audit Committee also reviews and discusses with management any related party transactions or material breaches of the company’s codes of conduct. Members of the Audit Committee have been in regular communication and discussion with management, both within and without the context of formal committee meetings, regarding the COVID-19 pandemic and its actual and potential impact on the company’s financial risk management function, including heightened information security (including cybersecurity and data privacy) risks to the company when operating in a remote work environment. In addition, the Board periodically meets with members of the company’s information technology department and other key personnel to review any significant operational issues or findings and to assess information security (including cybersecurity and data privacy) risks and to evaluate the status of the company’s cybersecurity efforts, which include a broad range of tools and training initiatives that are designed to work together to protect the data and systems used in the company’s business. The Compensation Committee is responsible for overseeing management of risks relating to the company’s compensation practices and programs. The Nominating Committee manages risks associated with the independence and compensation of members of the Board. Together with the Board, the Nominating Committee also actively oversees the company’s executive succession and management continuity plans, designed to provide leadership stability and predictability in the event of any anticipated or unanticipated transition or succession in a senior executive position.

Board Leadership Structure
The roles of chairman of the board of directors and chief executive officer have been separated since 2014. We believe this leadership structure is appropriate for the company and is in the best interests of its shareholders because it allows the non-executive chairman to focus on leading the Board while allowing the chief executive officer to focus on the day-to-day management of the company and execution of the company’s strategic initiatives and business plan.
The Board does not currently have a lead independent director. Given the size of the Board, the Board and the Nominating Committee do not believe that there is currently a need for a lead independent director because of the majority independent composition of the Board, the strong leadership and contributions of the company’s independent directors and the effectiveness of the company’s current corporate governance structure and processes. In addition, the Board and the Nominating Committee do not believe that Mr. Cohen’s ability to provide effective leadership and oversight as our non-executive chairman is impaired by his relationship to the company.
Executive Sessions
Executive sessions of the non-management directors are held in conjunction with each regularly scheduled quarterly Board meeting. The independent non-management directors hold at least one executive session per year excluding any non-independent directors. Mr. Cohen chairs the executive sessions attended by all non-management directors, and executive sessions of only the independent directors are chaired by one of the independent directors on a rotational basis.
Communications with the Board
Shareholders and other interested parties may contact the Board, any committee of the Board or any individual director or group of directors, including the independent directors, by mail or email. Correspondence can be sent to Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017 or emailed to boardcommunications@cohenandsteers.com.
A member of the company’s Legal Department will open all correspondence addressed to the Board, any committee of the Board or any director to ensure correspondence is appropriately directed. All correspondence that is not an advertisement, promotion of a product or service or patently offensive will promptly be sent to the addressee. If a complaint or concern involves accounting, internal accounting controls or auditing matters, the correspondence will be directed to the chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

BOARD MEETINGS AND COMMITTEES
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The current charters for each committee are available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.”
The Audit Committee
The Audit Committee is currently comprised of Messrs. Connor (chair), Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith, each of whom is independent and satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Rule 10A-3 establishes listing standards related to audit committees, including with respect to: (i) the independence of audit committee members; (ii) the audit committee’s responsibility to select and oversee the independent registered public accounting firm; (iii) procedures for handling complaints regarding a company’s accounting practices; (iv) the audit committee’s authority to engage advisors; and (v) funding for the independent registered public accounting firm and any outside advisors engaged by the audit committee. The Board has determined that each of Messrs. Connor and Rhein, Dr. Aggarwal and Ms. Smith qualifies as an “audit committee financial expert” as defined by SEC rules and that each of Messrs. Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith has accounting and related financial management expertise in accordance with the NYSE listing standards.
The Audit Committee’s primary purpose is to assist the Board with its oversight of: (i) the integrity of the company’s financial statements; (ii) the independent registered public accounting firm’s qualifications and independence; (iii) the company’s internal audit function; and (iv) the company’s compliance with applicable legal and regulatory requirements. The Audit Committee also prepares the audit committee report as required by SEC rules to be included in the company’s annual proxy statements.
The Audit Committee regularly holds separate sessions with the company’s management, internal auditors and independent registered public accounting firm.
The Compensation Committee
The Compensation Committee is currently comprised of Ms. Smith (chair), Messrs. Connor, Rhein, Simon and Villani and Dr. Aggarwal, each of whom is independent under the NYSE listing standards and a “non-employee director” as defined in the applicable SEC rules.
The Compensation Committee is responsible for overseeing the company’s compensation plans and programs and setting compensation for the company’s executive officers. The Compensation Committee has delegated authority (with certain limitations) to the chief executive officer to grant awards under the company’s Amended and Restated Stock Incentive Plan to employees who are not Section 16 officers. For additional information on the Compensation Committee’s responsibilities, see “Executive Compensation–Compensation Discussion and Analysis.”
Compensation Committee Interlocks and Insider Participation
None of the Compensation Committee’s members is or has been an officer or employee of the company. None of the company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served on the company’s Board or as a member of the Compensation Committee during 2021.
The Nominating Committee
The Nominating Committee is currently comprised of Dr. Aggarwal (chair), Messrs. Connor, Rhein, Simon and Villani and Ms. Smith, each of whom is independent under the NYSE listing standards. The Nominating Committee is responsible for: (i) assisting the Board in identifying qualified director candidates; (ii) recommending to the Board the director nominees to be elected at annual meetings of shareholders; (iii) recommending to the Board nominees for each committee of the Board; (iv) overseeing executive succession planning and making related recommendations to the Board; (v) recommending to the Board corporate governance guidelines applicable to the company; and (vi) overseeing the Board’s annual evaluation.

Meetings
The Board met six times in 2021. In 2021, the committees of the Board held the following number of meetings: Audit Committee – eight meetings; Compensation Committee – four meetings; and Nominating Committee – two meetings. During 2021, each director attended at least 75% of the meetings of the Board and each committee on which such director served during the period for which he or she served. Mr. Steers took a medical leave of absence from his position as a director of the company from February 2021 to June 2021. During 2021, Mr. Steers attended 100% of the meetings of the Board outside of his leave period. Mr. Steers does not serve on any committees of the Board.
The Board believes that it is important for shareholders to have the opportunity to meet and talk to the independent directors. Therefore, the Board generally schedules a board meeting in conjunction with our annual meeting of shareholders and expects directors, absent valid reasons, to attend the annual meeting of shareholders. All members of the Board attended the 2021 annual meeting of shareholders.
Director Compensation
The Nominating Committee reviews and recommends to the Board the compensation of the company’s non-management directors. The Nominating Committee generally reviews director compensation every two years to help ensure that director compensation remains competitive. As part of its review, the Nominating Committee consults with McLagan Partners (“McLagan”) to determine the reasonableness and adequacy of the company’s non-management director compensation.
At its August 5, 2021 meeting, based on advice from McLagan, the Nominating Committee determined that it was appropriate to increase the annual retainer paid to non-management directors by $25,000 from $185,000 ($85,000 of which was payable quarterly in cash and $100,000 of which was payable quarterly in restricted stock units) to $210,000 ($100,000 of which is payable quarterly in cash and $110,000 of which is payable quarterly in restricted stock units). The increase was effective beginning with the third quarter of 2021. Board compensation had not previously been increased since August 2017.
The restricted stock units are granted under the company’s Amended and Restated Stock Incentive Plan and are 100% vested on the grant date and delivered on the third anniversary of the grant date. Any fractional shares are paid in cash. Non-management directors are paid in cash when the company pays dividends on its common stock.
In addition, the chairman of the Board receives an annual cash retainer of $180,000; the chair of the Audit Committee receives an annual cash retainer of $15,000; the chair of the Compensation Committee receives an annual cash retainer of $7,500; and the chair of the Nominating Committee receives an annual cash retainer of $5,000. Members of the Audit Committee (including the committee chair) receive an annual cash retainer of $15,000; members of the Compensation Committee (including the committee chair) receive an annual cash retainer of $7,500; and members of the Nominating Committee (including the committee chair) receive an annual cash retainer of $5,000. All retainers are payable quarterly in arrears.
Non-management directors are reimbursed for reasonable travel and related expenses associated with attendance at in-person Board and committee meetings as well as reasonable expenses for continuing education programs related to their role as members of the Board.
Non-management directors are not paid additional fees for attending, either in person or telephonically, individual meetings of the Board or its committees. Compensation for participation in such meetings is included in the annual retainers as described above. Other than Mr. Cohen, the company’s non-management directors do not receive any fees or compensation from the company other than compensation for serving as a director. Messrs. Steers and Harvey do not receive additional compensation for serving as directors.

The following table sets forth the compensation paid by the company to the non-management directors in fiscal 2021.
2021 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Cohen	268,904	102,346(2)	—	—	—	15,289(3)	386,589
Reena Aggarwal	116,404	102,346(2)	—	—	—	—	218,750
Frank Connor	116,404	102,346(2)	—	—	—	—	218,750
Peter Rhein	131,404	102,346(2)	—	—	—	—	233,750
Richard Simon	121,404	102,346(2)	—	—	—	—	223,750
Dasha Smith	116,404	102,346(2)	—	—	—	—	218,750
Edmond Villani	123,904	102,346(2)	—	—	—	—	226,250
______________________________
(1)The amounts in this column reflect the aggregate grant date fair value of restricted stock units awarded in fiscal 2021, as computed using the average of the high and low price of the company’s common stock in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (“ASC Topic 718”).
(2)Includes 341 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on January 4, 2021 having a grant date fair value of $24,949; 375 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on April 1, 2021 having a grant date fair value of $24,965; 304 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on July 1, 2021 having a grant date fair value of $24,960; and 325 restricted stock units granted to each of Messrs. Cohen, Connor, Rhein, Simon and Villani, Dr. Aggarwal and Ms. Smith on October 1, 2021 having a grant date fair value of $27,472. The restricted stock units were 100% vested on the grant date and the underlying common stock will be delivered on the third anniversary of the grant date.
(3)Pursuant to the terms of Mr. Cohen’s employment agreement with the company, in connection with his retirement he and his spouse and dependents are entitled to continued coverage under the company’s medical plans in which he was participating at the time of his retirement for the remainder of his life, subject to payment by him of the same premiums he would have paid during such period of coverage if he were an active employee. The amount in this column represents the employer portion of continued coverage under the company’s medical and dental plans for fiscal 2021.

OWNERSHIP OF COHEN & STEERS, INC. COMMON STOCK
Principal Shareholders
As of March 10, 2022, our executive chairman, Robert Steers, and a member of his family beneficially owned or controlled approximately 24.1% of our outstanding common stock and our chairman of the Board, Martin Cohen, and a member of his family beneficially owned or controlled approximately 19.7% of our outstanding common stock. Such levels of ownership or control create the ability to meaningfully influence, among other things, the election of members of the Board and the outcome of corporate actions requiring shareholder approval.
Beneficial Ownership of Certain Shareholders, Directors and Executive Officers
The following securities ownership table sets forth certain information with respect to the beneficial ownership of the company’s common stock as of March 10, 2022 by: (i) each person who is known by the company to beneficially own more than 5% of the outstanding shares of the company’s common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of the company’s directors and executive officers as a group.
Except as otherwise noted, each person exercises sole voting power or investment power over the shares of common stock beneficially owned by such person. The number of shares of common stock shown as beneficially owned by each director and executive officer was determined in accordance with SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose and should not be interpreted as such. Beneficial ownership includes any shares of common stock as to which a person has sole or shared voting power or investment power and any shares of common stock that such person has the right to acquire within 60 days of March 10, 2022 through the exercise of any option, warrant or right, or the delivery of shares of common stock underlying restricted stock units.
As of March 10, 2022, there were 48,677,330 shares of our common stock outstanding. This amount does not include shares of common stock underlying outstanding restricted stock units granted by the company to its directors and employees.

Name(†)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock Outstanding	Amount of Restricted Stock Units Held(1)
Baron Capital Group, Inc.(2)	2,916,298	6.04%	—
The Vanguard Group(3)	2,510,314	5.20%	—
Robert Steers(4)	11,750,059	24.14%	141,848
Martin Cohen(5)(6)	9,572,527	19.66%	4,374
Joseph Harvey(7)	1,363,998	2.80%	139,000
Edmond Villani(6)	34,709	*	4,374
Richard Simon(6)	34,234	*	4,374
Peter Rhein(6)(8)	27,922	*	4,374
Frank Connor(6)	13,016	*	4,374
Reena Aggarwal(6)	6,046	*	4,374
Dasha Smith	—	—	3,273
Adam Derechin	484,743	1.00%	32,668
Matthew Stadler	95,233	*	40,962
Jon Cheigh	57,944	*	78,472
Daniel Charles(9)	2,715	*	29,419
All directors and executive officers as a group (14 persons)(10)	23,481,840	48.24%	523,500
______________________________
†    The address for Baron Capital Group, Inc. is 767 Fifth Avenue, 49th Floor, New York, New York 10153. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The address for each director and executive officer is c/o Cohen & Steers, Inc., 280 Park Avenue, New York, New York 10017. Except as otherwise noted below and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares listed and may, from time to time, hold shares in accounts that have a margin feature.
*    The number of shares of common stock held by such person is less than 1% of the outstanding shares of common stock.

(1)Represents non-voting restricted stock units granted under the company’s Amended and Restated Stock Incentive Plan (other than those scheduled to settle within 60 days, which are instead reflected as common stock beneficially owned as described in footnote (6)).
Additional information related to awards of restricted stock units to the company’s named executive officers appears in the Compensation Discussion and Analysis.
(2)Amount and percentage of common stock beneficially owned has been obtained from a Schedule 13G/A filed on February 14, 2022 by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Ronald Baron.
(3)Amount and percentage of common stock beneficially owned has been obtained from a Schedule 13G/A filed on February 9, 2022 by The Vanguard Group.
(4)Amount of common stock beneficially owned includes 6,928,457 shares held by the Robert H. Steers 2018 Revocable Trust, of which Mr. Steers and a member of his immediate family serve as trustees; 950,920 shares of common stock held by The Sunnyridge GST Exempt Family Trust, of which a member of Mr. Steers’ immediate family and an independent third party serve as trustees; 3,838,897 shares held by The Hilltop GST Non-Exempt Descendants’ Trust, of which a member of Mr. Steers’ immediate family and an independent third party serve as trustees; and 334 shares held by the Hamilton-Steers 2017 Trust FB Robert H. Steers, of which Mr. Steers and an independent third party serve as trustees. Mr. Steers disclaims beneficial ownership of the shares held by The Sunnyridge GST Exempt Family Trust and The Hilltop GST Non-Exempt Descendants’ Trust.
(5)Amount of common stock beneficially owned includes 8,381,461 shares of common stock held by the Martin Cohen 2018 Revocable Trust, of which Mr. Cohen and a member of his family serve as trustees.
(6)Amount of common stock beneficially owned includes 584 shares of common stock to be delivered on April 1, 2022 upon settlement of an equal number of restricted stock units.
(7)Amount of common stock beneficially owned includes 250,000 shares owned by a limited liability company, of which Mr. Harvey serves as investment manager. All of the interests in such limited liability company are held by a family trust.
(8)Amount of common stock beneficially owned includes 12,338 shares held by the Rhein family trust, a revocable trust, of which Mr. Rhein and a member of his family serve as trustees.
(9)Amount of common stock beneficially owned includes 2,715 shares held by Daniel P. Charles trust dated 8/22/13, a revocable trust, of which Mr. Charles serves as trustee.
(10) Amount of common stock beneficially owned includes an aggregate of 3,504 shares of common stock to be delivered on April 1, 2022 to certain non-management directors upon settlement of an equal number of restricted stock units.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the company’s directors, officers and persons who own more than ten percent of a registered class of the company’s equity securities to file reports of holdings of, and transactions in, the company’s common stock with the SEC. To the best of the company’s knowledge, based solely on a review of copies of such reports filed with the SEC and representations from the company’s officers and directors, the company believes that all persons subject to reporting filed the required reports on time in 2021, except as set forth below.
On December 2, 2021, Robert Steers filed a Statement of Change in Beneficial Ownership on Form 4 to report the acquisition of shares of common stock on May 20, 2020, acquired by will or the laws of descent and distribution. The transaction originally qualified for deferred reporting pursuant to Rule 16a-3(f) of the Exchange Act.

OTHER EXECUTIVE OFFICERS
In addition to Messrs. Steers and Harvey, the following individuals are currently executive officers of the company:

Name	Age	Position
Daniel P. Charles	55	Executive vice president and head of global distribution
Jon Cheigh	49	Executive vice president, chief investment officer and head of global real estate
Adam M. Derechin	57	Executive vice president and chief operating officer
Francis C. Poli	59	Executive vice president, general counsel and corporate secretary
Matthew S. Stadler	67	Executive vice president and chief financial officer
Daniel P. Charles, executive vice president and head of global distribution, oversees the company’s distribution efforts. Prior to joining the company in 2019, Mr. Charles served as Head of Global Distribution at William Blair from 2010 until December 2018, where he led the firm’s expansion into Australia and Canada. Prior to that, he served in various roles at Janus Capital Group from 2005 until 2010, overseeing worldwide sales, client service and consultant relations. Mr. Charles has a BS degree from Rockhurst University.
Jon Cheigh, executive vice president, chief investment officer and head of global real estate, leads the investment department and oversees the global real estate team, serving as senior portfolio manager for all global real estate strategies. Mr. Cheigh joined the company in 2005 as a REIT analyst and has served as a portfolio manager since 2008. He was named head of global real estate in 2012 and was appointed chief investment officer in 2019. Prior to joining the company, Mr. Cheigh was a vice president and senior REIT analyst at Security Capital Research & Management. Prior to that, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held real estate companies incubated by Security Capital Group. Mr. Cheigh holds a BA degree cum laude from Williams College and an MBA degree from the University of Chicago.
Adam M. Derechin, CFA, executive vice president and chief operating officer, is responsible for the company’s investment administration and information technology departments, as well as all global corporate facilities. Prior to joining the company in 1993, he worked for the Bank of New England, where he supervised mutual fund accountants. Mr. Derechin also serves as a director of each of the company’s U.S. registered open-end and closed-end funds, as a director of Cohen & Steers SICAV and Cohen & Steers Ireland Limited and as a Vice President of Cohen & Steers Securities, LLC. Mr. Derechin has a BA degree from Brandeis University and an MBA degree from the University of Maryland.
Francis C. Poli, executive vice president, general counsel and corporate secretary, oversees the company’s legal and compliance department. Prior to joining the company in 2007, Mr. Poli was managing director, chief legal officer and director of U.S. compliance for Allianz Global Investors. Prior to that, he served as vice president and assistant general counsel at J.P. Morgan & Co. and as an associate in the Securities Practice Group at Kelley Drye & Warren. Mr. Poli also serves as assistant secretary of each of the company’s U.S. registered open-end and closed-end funds, as a director of Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Japan Limited and Cohen & Steers SICAV and as a director, President and Chief Legal Officer of Cohen & Steers Securities, LLC. Mr. Poli has a BA degree from Boston College and a JD from Pace University School of Law.
Matthew S. Stadler, CPA, executive vice president and chief financial officer, oversees the company’s accounting and finance department. Prior to joining the company in 2005, he served as a managing director at Lehman Brothers Inc. and chief financial officer of Neuberger Berman Inc., a Lehman Brothers company. He joined Neuberger Berman in 1999 and served as chief financial officer while the firm was an independent public company. Mr. Stadler served as a senior vice president and chief financial officer of National Discount Brokers Group from May 1999 until October 1999 and as a senior vice president and chief financial officer of Santander Investment Securities Inc. from August 1994 until April 1999. Mr. Stadler also serves as a director of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Japan Limited and as a director, Chief Financial Officer and Treasurer of Cohen & Steers Securities, LLC. Mr. Stadler attended Syracuse University and has a BS in accounting from Dowling College.
There are no family relationships between or among any of the company’s directors and executive officers.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our 2021 Highlights
During 2021, we continued to deliver investment outperformance for our clients and strong financial performance for our shareholders.
Strong investment performance
•as measured by assets under management as of December 31, 2021, 99% of our portfolios were outperforming their benchmarks on a one-year basis and 100% on a three-year basis
•86% percent of our open-end fund assets under management was rated 4- or 5-star Overall Morningstar RatingTM as of December 31, 2021(1)
Record-high financial results
•revenue increased by 36.6% from 2020 to a record high of $583.8 million
•operating margin increased to a record high of 44.6% (46.0% as adjusted(2)) from 22.2% (39.6% as adjusted(2)) in 2020(3)
•net income attributable to common stockholders was at a record high of $4.31 per diluted share ($4.03 as adjusted(2)), compared with $1.57 ($2.57 as adjusted(2)) in 2020(3)
•the company had its tenth consecutive quarter of firm-wide net inflows
(1) © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (i) is proprietary to Morningstar and/or its content providers; (ii) may not be copied or distributed; and (iii) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See Appendix B for more information.
(2) The term “as adjusted” is used to identify non-GAAP financial information. See pages 33–34 of the Form 10-K, “Reconciliations of U.S. GAAP to As Adjusted Financial Results,” for reconciliations to the most directly comparable U.S. GAAP financial measures.
(3) The year ended December 31, 2020, included $72.4 million in costs associated with a rights offering for the Cohen & Steers Quality Income Realty Fund and the IPO of the Cohen & Steers TaxAdvantaged Preferred Securities and Income Fund.
As an industry leader in real assets and alternative income, we are committed to delivering excess returns for our clients over the long term. Apart from our investment and financial performance, in fiscal 2021 we developed and implemented several product, strategy and human capital-related initiatives to further our company’s long-term success. Together, our fiscal 2021 performance and business initiatives reflected the long-term, shareholder-oriented mindset of our Board and executive committee, a group that collectively owned approximately 48.7% of our outstanding shares as of December 31, 2021.
Further, during 2021 we continued to integrate environmental, social and governance (ESG) principles into our investment process, including factors such as, but not limited to, management acumen, alignment of stakeholder interests, compensation practices, health and safety, human capital considerations, energy management and carbon emissions. We combine our internal research and company interactions with other industry data to form a comprehensive view that is incorporated both explicitly and implicitly into our investment decisions. We believe companies that integrate ESG considerations into their strategic plans and operations can enhance long-term shareholder value and mitigate potential risks.
Our Board’s fiscal 2021 executive pay decisions largely reflected our company’s record-high financial performance and our long-term shareholder-oriented mindset. In particular and reflecting the financial performance noted above, our named executive officers’ total compensation increased an average of 35.5% relative to their respective fiscal 2020 total compensation. Importantly, any and/or all increases to our executives’ total compensation were in the form of performance-based incentives and no changes were made to the terms, conditions and/or design of our executive pay program.
Overview
This Compensation Discussion and Analysis describes how our executive officers, including our named executive officers, are compensated.
Mr. Steers, the current executive chairman of the company, and Mr. Harvey, the current chief executive officer and president of the company, each served as principal executive officer of the company during fiscal 2021 under applicable SEC rules. Mr. Steers was the company’s chief executive officer during fiscal 2021 including as of

December 31, 2021, except for the period during which Mr. Harvey served as acting chief executive officer from February 21, 2021 to May 31, 2021. In addition, on March 1, 2022, Mr. Harvey was appointed chief executive officer as successor to Mr. Steers, at which time Mr. Steers assumed the role of executive chairman.
Listed below are our named executive officers for fiscal 2021 and their current positions with the company.

Name	Position
Robert Steers	Executive chairman
Joseph Harvey	Chief executive officer and president
Matthew Stadler	Executive vice president and chief financial officer
Jon Cheigh	Executive vice president, chief investment officer and head of global real estate
Daniel Charles	Executive vice president and head of global distribution
Adam Derechin	Executive vice president and chief operating officer
We rely on a highly-qualified and experienced executive management team to: drive investment performance; enhance our investment capabilities; expand our distribution; generate organic growth; achieve positive financial results; promote employee engagement; and increase shareholder value. Our executive compensation program rewards performance consistent with these objectives.
Compensation Objectives and Philosophy
Our executive compensation program is designed to:
•Attract and retain a high-caliber leadership team;
•Link executive compensation to company, departmental and individual performance;
•Promote a long-term alignment of interests for the benefit of our clients, employees and shareholders; and
•Balance the needs and interests of multiple stakeholders, including clients, shareholders, employees and executives.
Our compensation programs, practices and decisions reflect the following principles:
•Compensation should be linked to performance. Executive compensation levels should reflect each executive’s impact on helping the company achieve its short- and long-term financial and strategic goals. Our executives’ total compensation opportunities emphasize performance-based variable compensation which supports higher total compensation when objectives are exceeded and lower total compensation when objectives are not met. The company’s annual performance generally has a greater impact on our executives’ total compensation levels in comparison to our non-executive employees’ total compensation.
•Compensation levels should be competitive. On an annual basis, the Compensation Committee reviews market data compiled by McLagan, its compensation consultant, to assess the competitiveness of our executive compensation program. This market data is used to benchmark our executive compensation levels against peers with whom we compete for leadership talent. Importantly, when making pay decisions the Compensation Committee balances the need to provide: (i) competitive levels of compensation that help retain key investment and non-executive employees; and (ii) attractive long-term returns to our shareholders.
•Compensation decisions focus on total compensation. When making individual compensation decisions, we take a holistic approach and focus on an executive’s total compensation, which includes base salary and annual incentive compensation that is delivered in the form of cash bonuses and equity awards.
•Compensation decisions reflect our long-term approach to investment, business and human capital management. We believe executive compensation should support and enhance our human capital development efforts, our performance management process and our management succession initiatives. In addition, our long-term approach to pay decision-making aligns with our long-term approaches to investment and business decision-making, all of which we believe support long-term success for our clients and shareholders.

•Equity awards constitute a significant percentage of total compensation. By awarding equity, we seek to provide our executives with long-term incentive award opportunities that reflect their individual contributions, reinforce our management succession initiatives and executive retention efforts, remain competitive with other asset management firms and align our executives’ interests with those of our shareholders.
Compensation Setting Process
Compensation Consultant
The Compensation Committee has sole discretion to retain (and terminate) compensation consultant(s) to help assess the compensation paid to the company’s executive officers. In 2021, the Compensation Committee retained McLagan, a leading compensation consulting and research firm, to advise it on matters relating to the compensation of our executive officers.
Under SEC and NYSE rules, the Compensation Committee is required to perform an independence assessment prior to selecting any compensation consultant and must evaluate, at least annually, whether any work provided by such consultant raised any conflicts of interest. The Compensation Committee assessed McLagan’s independence at its meeting on February 24, 2022 and determined that McLagan is independent and that McLagan’s work did not raise any conflicts of interest.
In assessing McLagan’s independence, the Compensation Committee considered the following factors:
•Any other services provided by McLagan to the company;
•Aggregate fees paid by the company to McLagan and fees as a percentage of McLagan’s total revenue;
•McLagan’s policies and procedures designed to prevent conflicts of interest;
•Any business or personal relationship between the consultant and any member of the Compensation Committee or any business or personal relationship between McLagan or the consultant and any executive officer of the company; and
•Whether the consultant holds any shares of the company’s stock.
Peer Data
We compete on an ongoing basis with other asset management companies for executive talent, and we must attract and retain talent with industry-specific skills and experience. Therefore, on an annual basis, the Compensation Committee reviews executive compensation market data compiled by McLagan from public and private asset management companies. The Compensation Committee believes that this market data is a useful and appropriate reference point in defining competitive compensation levels for our executive officers. The approach taken to determine the peer groups for fiscal 2021 remained unchanged from the approach taken in fiscal 2020, with particular focus on public and private asset management companies with assets under management between $25 billion and $100 billion, noting that changes within the peer group reflect year-over-year asset growth or reduction among individual peer group companies.
For fiscal 2021, the Compensation Committee, with input from McLagan, assessed market pay levels for our executive officers using the following peer groups.
Ten public asset management companies, including:

Artisan Partners Limited Partnership	Pzena Investment Management, LLC
Eaton Vance Corp.	Victory Capital Management
Federated Investors	Virtus Investment Partners, Inc.
GAMCO	Westwood Holdings
Janus Henderson Investors	Wisdom Tree Investments, Inc.

Twenty-eight additional asset management companies with assets under management between $25 billion and $100 billion, including:

AEW Capital Management	Matthews International Capital Management*
AMP Capital*	Nomura Asset Management U.S.A. Inc./NCRAM
Amundi Pioneer Asset Management USA, Inc.	PanAgora Asset Management, Inc.
Brandywine Global Investment Management, LLC	Perpetual Limited*
Calamos Investments LLC	ProFund Advisors LLC
Causeway Capital Management LLC	Pzena Investment Management, LLC*
Diamond Hill Capital Management*	Resolute Investment Managers, Inc.
Epoch Investment Partners, Inc.	Sands Capital Management, LLC
Fred Alger Management, Inc.	Thornburg Investment Management, Inc.
Glenmede Trust Company	Van Eck Associates Corporation
Grantham, Mayo, Van Otterloo & Co. LLC.	Vontobel Asset Management*
Harding Loevner LP	Wasatch Global Investors*
Kayne Anderson Rudnick Investment Management, LLC	William Blair & Company, LLC
Lombard Odier Asset Management*	WisdomTree Investments, Inc.*
* Company added to peer group for fiscal 2021 relative to fiscal 2020.
Role of Management
Senior management, under the leadership of our chief executive officer, plays an important role in assisting the Compensation Committee with the compensation-setting process and designing and administering our compensation programs. At the invitation of the Compensation Committee, our chief executive officer and other members of senior management attend select portions of Compensation Committee meetings. Senior management’s role includes:
•providing data and supporting information;
•making recommendations on compensation levels for executives other than our chief executive officer;
•discussing compensation matters as they affect particular executives;
•recommending changes or enhancements to our compensation plans and programs; and
•implementing Compensation Committee decisions with respect to our compensation plans and programs.
Our chief executive officer assesses the individual contributions and accomplishments of the other executive officers and provides input to the Compensation Committee about appropriate compensation levels for these individuals. Our chief executive officer does not participate in the Compensation Committee’s discussions, or make recommendations, about his own compensation.
Risk Considerations
The Compensation Committee has discussed risk as it relates to the company’s compensation programs with management and McLagan, and the Compensation Committee does not believe that the company’s compensation programs encourage excessive or inappropriate risk taking. The company seeks to align the long-term interests of its executives with the long-term interests of its shareholders by utilizing a balanced approach to total compensation, whereby a significant percentage of each executive’s total compensation is based on company and individual performance and is paid in the form of equity awards that vest over a multi-year period.
Say-on-Pay
In determining executive compensation for fiscal 2021, the Compensation Committee considered the voting results of the company’s most recent shareholder “say-on-pay” vote. A substantial majority of the company’s shareholders (88.82% of the votes cast) approved the compensation of the company’s named executive officers as described in the company’s 2021 proxy statement. Based on this level of support, the Compensation Committee determined that shareholders generally support the company’s pay practices and the named executive officers’

compensation levels. Accordingly, our approach to executive compensation for fiscal 2021 remained consistent with past practice. The Compensation Committee intends to continue to consider our non-binding shareholder “say-on-pay” voting results when designing, reviewing and administering the company’s executive compensation programs.
At our 2017 Annual Meeting of Shareholders, a substantial majority of our shareholders (96.3% of the votes cast) voted for “say-on-pay” proposals to occur annually. In light of this vote, and consistent with the company’s recommendation, the Board determined to include a “say-on-pay” vote once every year until the next required vote on the frequency of shareholder votes on named executive officer compensation. Accordingly, we are holding the next annual “say-on-pay” vote at this Annual Meeting. We currently expect the next advisory vote on the frequency of shareholder votes on named executive officer compensation to occur at our 2023 Annual Meeting of Shareholders.
Elements of Executive Compensation
Our named executive officers’ compensation consists of base salary and annual performance incentives, which are comprised of cash bonuses and equity awards.
Base Salary
Base salaries are set at levels that reflect an executive’s roles and responsibilities and that are competitive with similar positions at comparable asset management companies. Base salaries are designed to provide a fixed amount of current cash income to each executive. Consistent with industry practice and our company’s pay-for-performance philosophy, the Compensation Committee sets base salaries for the company’s executives at levels that constitute a low percentage of their total compensation.
Annual Performance Incentives
The company awards annual performance incentives to its executive officers under the company’s Amended and Restated Annual Incentive Plan and Amended and Restated Stock Incentive Plan. Annual performance incentives are delivered in the form of cash bonuses and equity awards. Annual performance incentives are determined based on individual, departmental and company performance and help link executives’ total compensation to long-term increases in shareholder value. Consistent with the company’s pay-for-performance philosophy, annual performance incentives represent the largest component of our executive officers’ total compensation.
At the beginning of each fiscal year, the Compensation Committee, with input from senior management, discusses the company’s performance objectives and each executive officer’s individual performance objectives. In general, the company’s performance objectives fall into three categories:
•financial objectives, including, but not limited to, revenue, operating income, net income and operating margin, all assessed on a relative and absolute basis and against industry peers, and additional objectives such as organic growth and assets under management;
•investment objectives, focusing mainly on our investment performance relative to both our benchmarks and our peers measured over one- and multi-year time periods; and
•strategic objectives, including, but not limited to, new product development, client retention and expansion, human capital development and management succession.
Each executive officer’s individual performance objectives align with the company’s financial, investment and strategic objectives.
At the end of each fiscal year, the Compensation Committee determines the annual performance incentive amounts that will be paid to each executive officer. In making such determinations, the Compensation Committee generally does not rely on predetermined formulas, weighted factors, specific benchmark percentiles or other specific and potentially limiting criteria. Rather, the Compensation Committee considers:
•the company’s overall performance compared to the objectives reviewed at the beginning of the fiscal year and any new objectives that emerged during the year;
•the company’s performance relative to prior years;
•the company’s performance relative to its peers;

•each executive officer’s individual performance compared to the objectives reviewed at the beginning of the fiscal year and any new objectives that emerged during the year;
•peer compensation data provided by McLagan;
•historical compensation levels for each executive officer; and
•other factors that the Compensation Committee deems relevant.
In addition, the Compensation Committee considers input from our chief executive officer in determining annual performance incentives for executive officers other than himself. The Compensation Committee engages in a separate review and analysis of our chief executive officer’s performance in executive session.
Annual performance incentives are generally delivered in January of the year following the fiscal year in which they are earned and are generally comprised of a cash bonus component and an equity deferral and/or grant. The Compensation Committee retains the discretion to adjust the cash and equity components of annual performance incentives from year to year as it deems appropriate.
The equity component of our executive officers’ annual performance incentives is comprised of restricted stock units as follows:
•Mandatorily deferred restricted stock units. All executive officers are subject to a mandatory deferral program pursuant to which a portion of annual compensation is awarded in the form of deferred restricted stock units at compensation deferral thresholds that are generally higher than those of other employees of the company who are not executives and are determined at the discretion of the Compensation Committee. The company automatically allocates a portion of participants’ performance incentives in the form of unvested restricted stock units based upon total compensation or total annual performance incentive levels, as applicable. Such mandatory deferral programs serve as a retention mechanism and promote executive stock ownership. Subject to continued employment, restricted stock units granted under this program vest ratably over four years, and any dividends paid by the company on its common stock are reflected in additional restricted stock units on such deferred amounts. All accrued dividend equivalent restricted stock units vest in a single installment on the last vesting date of the original grant.
•Restricted stock unit grants. For years prior to 2021, executive officers were awarded additional restricted stock units under the company’s Amended and Restated Stock Incentive Plan, as determined by the Compensation Committee. Subject to continued employment, these restricted stock units generally vest ratably over four years, and any dividends paid by the company on its common stock are reflected in additional restricted stock units. All accrued dividend equivalent restricted stock units vest in a single installment on the last vesting date of the original grant.
2021 Executive Compensation
The Compensation Committee considered several factors in its determination of fiscal 2021 compensation for our named executive officers, including:
•as indicated in “Our 2021 Highlights” above, during 2021, our executive team continued to deliver both strong investment performance for our clients and financial performance for our shareholders, with our revenues, operating margin and net income reaching record highs;
•our executive management team’s dedicated efforts and active leadership during the ongoing COVID-19 pandemic, including their prudent and decisive action to protect the company’s employees, emphasizing their physical and emotional health;
•our executive management’s emphasis on our commitment to diversity and inclusion as part of our corporate values comprised of four pillars: education, leadership, recruitment and engagement; and their focus on fostering our culture of excellence and inclusion, a strategy which includes holding our leaders accountable for supporting an inclusive culture for all that enables us to continue to achieve increased representation of underrepresented groups, retention and engagement; and
•our need to provide competitive compensation levels to our named executive officers.
In making fiscal 2021 pay decisions, the Compensation Committee focused on: (i) our strong investment performance; (ii) our strong financial performance as evidenced by our record-high revenues, operating margin and net income; and (iii) our need to retain our named executive officers by providing competitive levels of total compensation. Taken together, these considerations resulted in the Compensation Committee increasing our named executive officers’ fiscal 2021 total compensation levels versus fiscal 2020.
Executive Chairman; Chief Executive Officer and President
Mr. Steers, the current executive chairman of the company, and Mr. Harvey, the current chief executive officer and president of the company, each served as principal executive officer of the company during fiscal 2021 under applicable SEC rules. Mr. Steers was the company’s chief executive officer during fiscal 2021 including as of December 31, 2021, except for the period during which Mr. Harvey served as acting chief executive officer from February 21, 2021 to May 31, 2021. In addition, on March 1, 2022, Mr. Harvey was appointed chief executive officer as successor to Mr. Steers, at which time Mr. Steers assumed the role of executive chairman.
In recognition of Mr. Steers’ significant contributions to the company over the course of his 36-year tenure, the Compensation Committee determined that it was appropriate to enter into a letter agreement with Mr. Steers on November 4, 2021 in connection with his notice of resignation from the position of chief executive officer and appointment as executive chairman. The letter agreement provides that, among other things, upon Mr. Steers’ retirement as executive chairman and subject to the terms and conditions of the letter agreement, all then-unvested restricted stock units held by Mr. Steers that would otherwise be forfeited in accordance with their terms will immediately vest in full and, subject to Mr. Steers’ ongoing compliance with certain conditions set forth in the letter agreement, the shares underlying such restricted stock units will be delivered upon the scheduled delivery dates under the restricted stock unit award agreements relating to such awards. See “Letter Agreement with Robert Steers,” below.
Robert Steers
For fiscal 2021, the Compensation Committee kept Mr. Steers’ base salary at $650,000. At its meeting on February 24, 2022, the Compensation Committee adjusted Mr. Steers’ base salary to $500,000 at his request effective March 1, 2022. The Compensation Committee believes that Mr. Steers’ base salary is reasonable and competitive in light of his responsibilities, performance and experience.
On December 16, 2021, the Compensation Committee met to determine Mr. Steers’ 2021 annual performance incentives. As part of this process, the Compensation Committee considered the company-wide factors described above and Mr. Steers’ individual accomplishments and contributions in providing strategic leadership and direction to all aspects of the company’s business. Mr. Steers’ key accomplishments included, but were not limited to, the following:
•continued leadership during the ongoing COVID-19 pandemic;
•continued development of executive management;
•mentorship, guidance and preparation related to the leadership transition in contemplation of his resignation from the position of chief executive officer;
•overseeing investment outperformance relative to both our benchmarks and our peers and organic growth;
•strengthening the company’s stimulating, diverse and inclusive culture;
•continued efforts to maintain and augment the company’s financial strength;
•the company’s record-high financial performance as demonstrated by the company’s revenue, operating margin and net income;
•contributing to record-high growth in the company’s assets under management and building out products and strategies to capitalize on opportunities and further develop internal capabilities, including collaboration in building the company’s private real estate business;
•emphasizing development and execution of the company’s management succession initiatives, including by identifying qualified prospects for key positions within the company;
•continued elevation and enhancement of the company’s brand awareness, including developing and implementing plans with the company’s marketing department to create better brand awareness to capitalize on our unique platform, performance and position in the market; and
•continued expansion of the company’s product and strategy offerings and distribution channels.

Based on the company-wide factors and individual contributions described above, the Compensation Committee decided to increase Mr. Steers’ total compensation for fiscal 2021 by 42.1%. The increase primarily reflected the key accomplishments noted above and competitive pay trends. Of Mr. Steers’ 2021 total compensation, 90.4% was in the form of annual performance incentives and 72.3% was in the form of deferred restricted stock units.
The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Mr. Steers’ 2021 performance and differs from his total 2021 compensation set forth in the Summary Compensation Table in two respects. First, although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Mr. Steers’ total 2021 compensation the restricted stock units awarded to him in January 2022, in consideration of 2021 performance. Second, SEC regulations require that the aggregate incremental fair value (calculated in accordance with ASC Topic 718) of certain of Mr. Steers’ previously-granted and subsequently modified outstanding restricted stock units be reported as additional 2021 compensation. Such restricted stock units were modified pursuant to a letter agreement entered into with the company on November 4, 2021 in connection with Mr. Steers’ notice of resignation from the position of chief executive officer and in recognition of his long-term executive leadership and significant contributions to the company. All modified awards had been previously granted to Mr. Steers for performance in prior years and Mr. Steers did not receive any new awards in connection with the modification. Accordingly, the following table excludes the aggregate incremental fair value associated with the modified awards. Total compensation attributable to Mr. Steers’ performance in 2020 and 2019, respectively, is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Robert Steers	2021	650,000	1,220,000	4,880,000	—	6,750,000
	2020	684,872(1)	915,032	2,745,096	405,000	4,750,000
	2019	750,000	836,250	2,508,750	405,000	4,500,000
(1) Effective May 7, 2020, Mr. Steers’ base salary was adjusted from $750,000 to $650,000 at his request.
Joseph Harvey
For fiscal 2021, the Compensation Committee kept Mr. Harvey’s base salary at $600,000. The Compensation Committee believes that Mr. Harvey’s base salary is reasonable and competitive in light of his responsibilities, performance and experience.
On December 16, 2021, the Compensation Committee met and determined the 2021 annual performance incentives for Mr. Harvey. As part of this process, the Compensation Committee considered the company-wide factors described above, Mr. Harvey’s multi-year pay history in the context of the company’s long-term performance and Mr. Steers’ input and assessments relative to individual contributions to the company’s overall results for the year. Mr. Harvey’s key accomplishments included, but were not limited to, the following:
•service as acting chief executive officer during the period in which Mr. Steers took a medical leave of absence from such position;
•delivering strong departmental investment performance;
•continued efforts to maintain and augment the company’s financial strength;
•the company’s record-high financial performance as demonstrated by the company’s revenue, operating margin and net income;
•executing upon global distribution plans;
•continued partnership with Mr. Steers to execute all of the company’s corporate objectives, including continued leadership during the ongoing COVID-19 pandemic, implementing the company’s management succession initiatives and developing executive management;
•generating organic growth and growing the company’s assets under management; and
•strengthening the company’s investment processes and delivering outperformance through innovation, collaboration and execution among the company’s investment personnel, including by expanding and improving the delivery of our strategies through the launch of new vehicles and collaboration in building the company’s private real estate business.
Based on the company-wide factors and individual contributions described above, the Compensation Committee decided to increase Mr. Harvey’s total compensation for fiscal 2021 by 40.5%. The increase primarily reflected the key accomplishments noted above and competitive pay trends. Of Mr. Harvey’s 2021 total compensation, 90.8% was in the form of annual performance incentives and 72.6% was in the form of deferred restricted stock units.
The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Mr. Harvey’s 2021 performance and differs from his total 2021 compensation set forth in the Summary Compensation Table. Although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Mr. Harvey’s total 2021 compensation the restricted stock units awarded to him in January 2022, in consideration of 2021 performance. Total compensation attributable to Mr. Harvey’s performance in 2020 and 2019, respectively, is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Joseph Harvey	2021	600,000	1,180,000	4,720,000	—	6,500,000
	2020	600,000	837,500	2,512,500	675,000	4,625,000
	2019	600,000	743,750	2,231,250	675,000	4,250,000
Other Named Executive Officers
For fiscal 2021, the Compensation Committee decided not to adjust Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s base salaries.
On December 16, 2021, the Compensation Committee met and determined the 2021 annual performance incentives for Messrs. Stadler, Cheigh, Charles and Derechin. In determining their annual performance incentives, the Compensation Committee considered the following:
•the company-wide factors described above;
•each named executive officer’s individual and departmental performance;
•each named executive officer’s multi-year pay history in the context of the company’s long-term performance, including the company’s record-high financial performance as measured by revenues, operating margin and net income; and
•Mr. Steers’ input and assessments relative to individual and functional area contributions to the company’s overall results for the year.
Described below are the individual contributions that the Compensation Committee considered for Messrs. Stadler, Cheigh, Charles and Derechin, respectively.
Matthew Stadler. As executive vice president and chief financial officer, Mr. Stadler provides critical leadership in all areas of financial management of the company. In 2021, he continued to: oversee and enhance the efficiency and effectiveness of the company’s financial reporting processes and controls globally, while continuing to mitigate risk and perform effectively; maintain and augment the financial strength of the company; strengthen the company’s investor relations efforts and relationships with institutional shareholders and sell-side analysts; manage and contribute to the company’s financial decision-making and expense reduction efforts; and retain and develop key members of the finance department.
Jon Cheigh. As executive vice president, chief investment officer and head of our global real estate investment activities, Mr. Cheigh leads the company’s investment teams and oversees the global real estate team, serving as senior portfolio manager for all global real estate strategies. In 2021, under his leadership, the global real estate team continued to deliver outperformance relative to both our benchmarks and our peers. In addition, Mr. Cheigh continued to: strengthen the company’s investment processes; attract, retain and develop key investment professionals and execute hiring plans necessary to support the company’s strategic goals; and collaborate in building the company’s private real estate business.
Daniel Charles. As executive vice president and head of global distribution, Mr. Charles oversees the company’s distribution efforts. In 2021, under his leadership, the global distribution team continued to expand the company’s product and strategy offerings and its distribution channels, driving record inflows from the wealth channel. Mr. Charles continued to: execute on plans to reshape and reorganize the U.S. institutional channel; build on the company’s progress in the wealth channel and expand on its global distribution activities; and expand upon interdepartmental collaboration with marketing and product teams.
Adam Derechin. As executive vice president and chief operating officer, Mr. Derechin is responsible for the company’s investment administration and systems departments, including the company’s information technology department. In 2021, he continued to: build and enhance the company’s information systems and processes, including relating to the company’s private real estate business, through increased automation; help reduce and mitigate the company’s operational risk and cyber risk; attract, retain and develop key professionals; contribute to the company’s expense reduction efforts; and develop effective policies for the company’s workforce to operate in a remote work environment and for their return to the company’s offices in light of the ongoing COVID-19 pandemic.
Based on the company-wide factors and individual contributions described above, the Compensation Committee decided to increase fiscal 2021 total compensation for Messrs. Stadler, Cheigh, Charles and Derechin by 36.4%, 34.1%, 30.0% and 30.0%, respectively. The increases primarily reflected the key accomplishments noted above and competitive pay trends. Of Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s 2021 total compensation, 87.5%, 94.0%, 88.5% and 83.4%, respectively, was in the form of annual performance incentives of which 40.0% was in the form of deferred restricted stock units for each of Messrs. Stadler, Cheigh, Charles and Derechin.
The following table summarizes total compensation reviewed and approved by the Compensation Committee attributable to Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s 2021 performance and differs from their respective total 2021 compensation set forth in the Summary Compensation Table. Although SEC regulations require that annual compensation include the grant date fair value of restricted stock units in the year actually granted, the following table instead includes in the calculation of Messrs. Stadler’s, Cheigh’s, Charles’ and Derechin’s total 2021 compensation the restricted stock units awarded to them in January 2022, in consideration of 2021 performance. Total compensation attributable to Messrs. Stadler’s, Cheigh’s and Derechin’s performance in 2020 and 2019, respectively, and Mr. Charles’ performance in 2020 is included below for comparative purposes.

			Annual Performance Incentives
Name	Performance Year	Annual Base Salary ($)	Cash Bonus ($)	Mandatory RSU Deferral ($)	RSU Grants ($)	Total Compensation ($)
Mathew Stadler	2021	375,000	1,425,000	1,200,000	—	3,000,000
	2020	375,000	886,813	679,437	258,750	2,200,000
	2019	375,000	886,813	679,437	258,750	2,200,000

Jon Cheigh	2021	375,000	3,345,000	2,480,000	—	6,200,000
	2020	375,000	2,262,862	1,420,388	566,750	4,625,000
	2019	325,000	2,083,250	1,296,750	220,000	3,925,000

Daniel Charles(1)	2021	375,000	1,575,000	1,300,000	—	3,250,000
	2020	375,000	1,167,125	830,375	127,500	2,500,000

Adam Derechin	2021	375,000	978,420	902,280	—	2,255,700
	2020	375,000	598,538	524,212	237,375	1,735,125
	2019	375,000	598,538	524,212	237,375	1,735,125
____________________________
(1)     Mr. Charles joined the company in September 2019 and was not a named executive officer during fiscal 2019.

Benefits and Perquisites
The company’s named executive officers are eligible to receive the same benefits and perquisites that are offered to all company employees.
Employee Stock Purchase Plan
The company provides employees with the opportunity to purchase stock in the company through its Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, eligible employees may elect to contribute on an after-tax basis between 1% and 10% of their annual salary and incentive performance bonus to purchase the company’s common stock, subject to a $25,000 annual Internal Revenue Service maximum. Shares are purchased at a 15% discount from the fair market value of the company’s common stock as determined on the last business day of each quarterly offering period. All named executive officers other than Mr. Steers may participate in the ESPP on the same basis as all other eligible employees.
401(k) Plan
The company offers a tax-qualified 401(k) plan to all eligible employees. Employees may elect to contribute on a pre-tax basis between 1% and 100% of their annual compensation to the 401(k) plan, subject to the annual Internal Revenue Service maximum. We match 50% of employee pre-tax contributions in order to encourage employee participation, with such matching contributions vesting over a five-year period. Employees may also elect to make additional contributions on an after-tax basis. All named executive officers may participate in the 401(k) plan on the same basis as all other eligible employees.
Pension Benefits
Other than our broad-based 401(k) plan, we do not sponsor any pension plans.
Prohibition against Hedging Transactions
Pursuant to our policies and procedures for transacting in company securities, all directors and employees, including our named executive officers, are prohibited from engaging in any transaction intended to hedge or minimize losses in the company’s securities, including engaging in transactions in puts, calls or other derivatives of the company’s securities or short-selling the company’s securities or “selling against the box” (i.e., failing to deliver sold securities).
Forfeiture/Clawback
At the discretion of the Compensation Committee, awards made under the company’s Amended and Restated Annual Incentive Plan and Amended and Restated Stock Incentive Plan may be subject to reduction, cancellation, forfeiture or recovery upon the occurrence of certain specified events, in addition to any other applicable vesting or performance conditions of an award. Such events may include, but are not limited to: termination of employment for cause; termination of an executive’s provision of services to the company; breach of noncompetition, confidentiality or other restrictive covenants that may apply to an executive; or restatement of the company’s financial statements to reflect adverse results from previously released financial statements as a consequence of errors, omissions, fraud or misconduct.
Stock Ownership Guidelines
We believe that our executive officers should own a meaningful amount of our stock to further align their interests with the interests of our shareholders. However, we do not believe that it is necessary to adopt formal stock ownership guidelines that require our executive officers and directors to own a specified amount of our stock because our executive officers and directors collectively continue to own a meaningful percentage of our common stock.
Termination and Change in Control Arrangements
Under the terms of the restricted stock unit award agreements between the company and each named executive officer, upon a change in control (as defined below), all unvested restricted stock units held by a named executive officer will immediately vest in full if such executive’s employment is terminated by the company without cause

(as defined below) or by the executive for good reason (as defined below) within the two-year period following a change in control. This “double trigger” provision is designed to ensure that our named executive officers are able to make objective business decisions that are in the best interests of our shareholders in connection with a potential change in control. For additional information on the accelerated vesting of restricted stock units upon a change in control of the company, see “Accelerated vesting of restricted stock units” below.
In addition, pursuant to the terms of his employment agreement, Mr. Steers is entitled to certain payments and benefits upon the occurrence of certain specified events, including termination of employment with or without cause. The terms of his employment agreement are described below under “Employment Agreement with Robert Steers.” The terms of Mr. Steers’ employment agreement were determined through arms-length negotiations at the time of the company’s initial public offering in 2004. As part of these negotiations, the company analyzed the terms of similar arrangements for executives employed by comparable companies in determining the amounts payable and the triggering events upon termination of employment or a change in control. In addition, as discussed above, on November 4, 2021, the company entered into a letter agreement modifying the terms of Mr. Steers’ unvested restricted stock units in connection with his notice of resignation from the position of chief executive officer and appointment as executive chairman. The terms of the letter agreement are described under “Letter Agreement with Robert Steers,” below.
An estimate of the compensation that would have been payable to our named executive officers upon a change in control or termination of employment, as if such termination event occurred on December 31, 2021, is described below under “Potential Payments upon Termination or Change in Control.”
Tax Treatment of Executive Compensation
As a result of amendments to Section 162(m), the “performance-based compensation” exception to the $1,000,000 deductibility limitation under Section 162(m) is no longer available for compensation paid with respect to fiscal 2018 and future years, unless paid pursuant to a pre-November 2, 2017 “grandfathered” arrangement. In general, in the case of compensation paid with respect to fiscal years prior to 2018 (or pursuant to certain pre-November 2, 2017 “grandfathered” arrangements), Section 162(m) denies a tax deduction for certain compensation in excess of $1,000,000 per year paid by a company to its named executive officers (excluding the chief financial officer, in the case of fiscal years prior to 2018), unless such compensation qualifies as “performance-based compensation.”
While our bonus and equity compensation plans were designed to qualify for the “performance-based compensation” exception, in light of the amendments to Section 162(m), we anticipate that a portion of the compensation paid to our named executive officers for fiscal 2021 and future years will not be fully tax deductible.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the company’s Annual Report on Form 10-K for the year ended December 31, 2021, as incorporated by reference to this proxy statement.
In accordance with SEC rules, the Report of the Compensation Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

COMPENSATION COMMITTEE MEMBERS
Dasha Smith (chair)
Reena Aggarwal
Frank T. Connor
Peter L. Rhein
Richard P. Simon
Edmond D. Villani

Summary Compensation Table
The following table sets forth information about the total compensation paid to the company’s named executive officers in 2021, 2020 and 2019, if applicable.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Value of Annual Stock Awards ($)	Incremental Fair Value of Modified Stock Awards ($)	Stock Awards(4) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Robert Steers, Executive Chairman	2021	650,000	1,220,000	3,150,021(2)(3)	6,966,025(3)	10,116,046(3)	—	—	—	389,692(7)	12,375,738(3)
	2020	684,872(6)	915,032	—	—	2,913,675	—	—	—	597,400(8)	5,110,979
	2019	750,000	836,250	—	—	2,355,582	—	—	—	567,638(9)	4,509,470

Joseph Harvey, CEO and President	2021	600,000	1,180,000	—	—	3,187,480	—	—	—	381,656(7)	5,349,135
	2020	600,000	837,500	—	—	2,906,156	—	—	—	489,087(8)	4,832,743
	2019	600,000	743,750	—	—	2,221,583	—	—	—	537,323(9)	4,102,656

Matthew Stadler, CFO	2021	375,000	1,425,000	—	—	938,141	—	—	—	133,852(7)	2,871,993
	2020	375,000	886,813	—	—	938,144	—	—	—	179,532(8)	2,379,489
	2019	375,000	886,813	—	—	836,748	—	—	—	210,686(9)	2,309,247

Jon Cheigh, CIO	2021	375,000	3,345,000	—	—	1,987,059	—	—	—	224,198(7)	5,931,257
	2020	375,000	2,262,863	—	—	1,516,695	—	—	—	312,396(8)	4,466,954
	2019	325,000	2,083,250	—	—	1,357,212	—	—	—	227,815(9)	3,993,277

Daniel Charles, Head of Global Distribution(10)	2021	375,000	1,575,000	—	—	957,804	—	—	—	64,855(11)	2,972,659
	2020	375,000	1,167,125	—	—	285,665	—	—	—	55,165(12)	1,882,955

Adam Derechin, COO	2021	375,000	978,420	—	—	761,511	—	—	—	112,322(7)	2,227,252
	2020	375,000	598,538	—	—	761,549	—	—	—	111,697(8)	1,846,784
	2019	375,000	598,538	—	—	710,534	—	—	—	180,806(9)	1,864,878
______________________________
(1)The amounts in this column reflect the cash portion of the annual performance incentives earned by each named executive officer for the listed fiscal years.
(2)The amount reported in this column reflects the aggregate grant date fair value of restricted stock units awarded to Mr. Steers in fiscal 2021 and earned for performance year 2020.
(3)In connection with Mr. Steers’ notice of resignation as chief executive officer, on November 4, 2021 the company agreed to modify a portion of his then-outstanding restricted stock units to provide that, upon termination of his employment, such awards will not be forfeited and will instead vest and the underlying shares be delivered on their scheduled delivery dates, subject to certain conditions. All modified awards had been previously granted to Mr. Steers for performance in prior years and Mr. Steers did not receive any new awards in connection with the modification.
The company is required to disclose the incremental fair value of the modified awards, calculated as stipulated by SEC guidance in accordance with ASC Topic 718, and report such amount as additional 2021 compensation. Such incremental fair value is equal to the company’s common stock price on the modification date. Using the average of the high and low price of the company’s common stock on November 4, 2021, the aggregate incremental fair value of Mr. Steers’ modified awards is $6,966,025.

Excluding the aggregate incremental fair value of the modified awards, Mr. Steers’ total 2021 compensation would have been $5,409,713. The following table summarizes Mr. Steers’ total compensation for fiscal year 2021 both with and without the impact of the award modification.

Compensation Element	Amount
Salary	$650,000
Bonus	1,220,000
Grant Date Fair Value of RSUs Awarded in January 2021 for Performance Year 2020	3,150,021
All Other Compensation	389,692
Total Excluding RSU Modification	$5,409,713
Incremental Fair Value of RSUs Modified in November 2021	6,966,025
Total Including RSU Modification	$12,375,738
(4)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock units awarded in fiscal 2021, 2020 and 2019 and earned for performance years 2020, 2019 and 2018, respectively, as computed in accordance with ASC Topic 718. The grant date fair value was determined using the average of the high and low price of the company’s common stock on the grant date.
(5)The named executive officers did not receive perquisites or other personal benefits that were not otherwise offered to all company employees other than Mr. Charles, solely to the extent noted in footnotes (11) and (12).
(6)Effective May 7, 2020, Mr. Steers’ base salary was adjusted from $750,000 to $650,000 at his request.
(7)Includes a matching contribution in the company’s 401(k) plan of $13,000 for each of Messrs. Steers, Harvey, Stadler and Derechin; and $9,750 for Mr. Cheigh. Also includes $376,692, $368,656, $120,852, $214,448 and $99,322 in dividend equivalent restricted stock units accrued in 2021 on unvested restricted stock units held by Messrs. Steers, Harvey, Stadler, Cheigh and Derechin, respectively.
(8)Includes a matching contribution in the company’s 401(k) plan of $13,000 for each of Messrs. Steers, Harvey, Stadler and Derechin; and $9,750 for Mr. Cheigh. Also includes $584,400, $476,087, $166,532, $302,646 and $98,697 in dividend equivalent restricted stock units accrued in 2020 on unvested restricted stock units held by Messrs. Steers, Harvey, Stadler, Cheigh and Derechin, respectively.
(9)Includes a matching contribution in the company’s 401(k) plan of $12,500 for each of Messrs. Steers, Harvey, Stadler and Derechin, and $9,500 for Mr. Cheigh. Also includes $555,138, $524,823, $198,186, $218,315 and $168,306 in dividend equivalent restricted stock units accrued in 2019 on unvested restricted stock units held by Messrs. Steers, Harvey, Stadler, Cheigh and Derechin, respectively.
(10)Mr. Charles joined the company in September 2019 and was not a named executive officer during fiscal 2019.
(11)Includes a matching contribution in the company’s 401(k) plan of $13,000; $51,855 in dividend equivalent restricted stock units accrued in 2021 on unvested restricted stock units; and $9,375 attributable to a travel allowance for fiscal year ended December 31, 2021 for Mr. Charles.
(12)Includes a matching contribution in the company’s 401(k) plan of $13,000; $19,248 in dividend equivalent restricted stock units accrued in 2020 on unvested restricted stock units; and $22,917 attributable to a travel allowance for fiscal year ended December 31, 2020 for Mr. Charles.

2021 Grants of Plan-Based Awards
The following table sets forth the actual number of unvested restricted stock units granted in 2021 for performance year 2020 to the company’s named executive officers and the grant date fair value of these awards.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Award Type	Grant Date	Action Date(1)	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Robert Steers	RSUs	1/29/21	12/17/20	—	—	—	—	—	—	47,260(3)	—	—	3,150,021
	Aggregate Modified RSUs	11/4/21	11/4/21	—	—	—	—	—	—	70,748(4)	—	—	6,966,025

Joseph Harvey	RSUs	1/29/21	12/17/20	—	—	—	—	—	—	47,822(5)	—	—	3,187,480

Matthew Stadler	RSUs	1/29/21	12/17/20	—	—	—	—	—	—	14,075(6)	—	—	938,141

Jon Cheigh	RSUs	1/29/21	12/17/20	—	—	—	—	—	—	29,812(7)	—	—	1,987,059

Daniel Charles	RSUs	1/29/21	12/17/20	—	—	—	—	—	—	14,370(8)	—	—	957,804

Adam Derechin	RSUs	1/29/21	12/17/20	—	—	—	—	—	—	11,425(9)	—	—	761,510
______________________________
(1)Restricted stock unit awards, including those mandatorily deferred restricted stock units and restricted stock units awarded under the company’s mandatory deferral program, are generally granted in the year following the performance year in which they were earned. Accordingly, the restricted stock units earned for the 2021 performance year were actually granted in January 2022 and, therefore, are not included in this table. Delivery of the shares of common stock underlying these restricted stock units is contingent on continued employment.
The Compensation Committee approved equity awards for the 2020 performance year at its meeting on December 17, 2020, with the awards being granted on January 29, 2021. The average of the high and low price of the company’s common stock on January 29, 2021 was used to determine the number of restricted stock units granted.
(2)Represents the grant date fair value of restricted stock units granted in 2021 and the aggregate incremental fair value as of the November 4, 2021 modification date resulting from the modification of Mr. Steers’ outstanding restricted stock units, each as computed in accordance with ASC Topic 718.
(3)Includes 41,184 restricted stock units from the mandatory deferral of a portion of the executive’s 2020 annual performance incentives and an additional 6,076 restricted stock units that vest ratably on the last business day of January 2022, 2023, 2024 and 2025. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2025.
(4)Reflects 35,445, 19,569 and 15,734 outstanding restricted stock units awarded in fiscal 2021, 2020 and 2019, respectively, and earned for performance years 2020, 2019 and 2018 that were modified pursuant to the terms of the letter agreement Mr. Steers entered into with the company on November 4, 2021.
(5)Includes 37,695 restricted stock units from the mandatory deferral of a portion of the executive’s 2020 annual performance incentives and an additional 10,127 restricted stock units that vest ratably on the last business day of January 2022, 2023, 2024 and 2025. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2025.
(6)Includes 10,193 restricted stock units from the mandatory deferral of a portion of the executive’s 2020 annual performance incentives and an additional 3,882 restricted stock units that vest ratably on the last business day of January 2022, 2023, 2024 and 2025. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2025.
(7)Includes 21,310 restricted stock units from the mandatory deferral of a portion of the executive’s 2020 annual performance incentives and an additional 8,502 restricted stock units that vest ratably on the last business day of January 2022, 2023, 2024 and 2025. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2025.

(8)Includes 12,458 restricted stock units from the mandatory deferral of a portion of the executive’s 2020 annual performance incentives and an additional 1,912 restricted stock units that vest ratably on the last business day of January 2022, 2023, 2024 and 2025. Any dividends paid by the company on its common stock are accrued in additional restricted stock units, which vest on the last business day of January 2025.
(9)Includes 7,864 restricted stock units from the mandatory deferral of a portion of the executive’s 2020 annual performance incentives and an additional 3,561 restricted stock units that vest ratably on the last business day of January 2022, 2023, 2024 and 2025. Any dividends paid by the company on its common stock are accrued in additional restricted stock units which vest on the last business day of January 2025.

2021 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information about unvested restricted stock units held by the company’s named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert Steers	—	—	—	—	—	146,123(2)	13,517,839	—	—
Joseph Harvey	—	—	—	—	—	142,189(3)	13,153,904	—	—
Matthew Stadler	—	—	—	—	—	47,683(4)	4,411,154	—	—
Jon Cheigh	—	—	—	—	—	82,394(5)	7,622,269	—	—
Daniel Charles	—	—	—	—	—	18,024(6)	1,667,400	—	—
Adam Derechin	—	—	—	—	—	39,537(7)	3,657,568	—	—
______________________________
(1)Based on the closing price of $92.51 of the company’s common stock on December 31, 2021.
(2)Includes 15,971 restricted stock units granted on January 31, 2018 that vested on the last business day of January 2022; 31,467 restricted stock units granted on January 31, 2019 that vest ratably on the last business day of each of January 2022 and 2023; 29,353 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2022, 2023 and 2024; and 47,260 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2022, 2023, 2024 and 2025. Also includes 22,072 unvested dividend equivalent restricted stock units.
(3)Includes 14,630 restricted stock units granted on January 31, 2018 that vested on the last business day of January 2022; 29,677 restricted stock units granted on January 31, 2019 that vest ratably on the last business day of each of January 2022 and 2023; and 29,277 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2022, 2023 and 2024; and 47,822 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2022, 2023, 2024 and 2025. Also includes 20,783 unvested dividend equivalent restricted stock units.
(4)Includes 5,488 restricted stock units granted on January 31, 2018 that vested on the last business day of January 2022; 11,178 restricted stock units granted on January 31, 2019 that vest ratably on the last business day of each of January 2022 and 2023; and 9,452 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2022, 2023 and 2024; and 14,075 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2022, 2023, 2024 and 2025. Also includes 7,490 unvested dividend equivalent restricted stock units.
(5)Includes 7,616 restricted stock units granted on January 31, 2018 that vested on the last business day of January 2022; 18,130 restricted stock units granted on January 31, 2019 that vest ratably on the last business day of each of January 2022 and 2023; and 15,280 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2022, 2023 and 2024; and 29,812 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2022, 2023, 2024 and 2025. Also includes 11,556 unvested dividend equivalent restricted stock units.
(6)Includes 2,878 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2022, 2023 and 2024; and 14,370 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2022, 2023, 2024 and 2025. Also includes 776 unvested dividend equivalent restricted stock units.
(7)Includes 4,653 restricted stock units granted on January 31, 2018 that vested on the last business day of January 2022; 9,492 restricted stock units granted on January 31, 2019 that vest ratably on the last business day of each of January 2022 and 2023; 7,672 restricted stock units granted on January 31, 2020 that vest ratably on the last business day of each of January 2022, 2023 and 2024; and 11,425 restricted stock units granted on January 29, 2021 that vest ratably on the last business day of each of January 2022, 2023, 2024 and 2025. Also includes 6,295 unvested dividend equivalent restricted stock units.

2021 Option Exercises and Stock Vested
The following table sets forth certain information about restricted stock units held by the company’s named executive officers that vested in 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert Steers	—	—	70,447(1)	4,846,754
Joseph Harvey	—	—	65,861(2)	4,531,237
Matthew Stadler	—	—	24,355(3)	1,674,248
Jon Cheigh	—	—	33,995(4)	2,338,856
Daniel Charles	—	—	959(5)	65,979
Adam Derechin	—	—	20,587(6)	1,416,386
______________________________
(1)Includes the vesting of 59,021 restricted stock units on January 29, 2021 that were originally granted on the last business day of each of January 2017, 2018, 2019 and 2020 with a value realized on vesting of $4,060,645; and 11,426 dividend equivalent restricted stock units on January 29, 2021 that accrued on restricted stock units granted on the last business day of January 2017 with a value realized on vesting of $786,109.
(2)Includes the vesting of 55,352 restricted stock units on January 29, 2021 that were originally granted on the last business day of each of January 2017, 2018, 2019 and 2020 with a value realized on vesting of $3,808,218; and 10,509 dividend equivalent restricted stock units on January 29, 2021 that accrued on restricted stock units granted on the last business day of January 2017 with a value realized on vesting of $723,019.
(3)Includes the vesting of 20,355 restricted stock units on January 29, 2021 that were originally granted on the last business day of each of January 2017, 2018, 2019 and 2020 with a value realized on vesting of $1,400,424; and 3,980 dividend equivalent restricted stock units on January 29, 2021 that accrued on restricted stock units granted on the last business day of January 2017 with a value realized on vesting of $273,824.
(4)Includes the vesting of 29,180 restricted stock units on January 29, 2021 that were originally granted on the last business day of each of January 2017, 2018, 2019 and 2020 with a value realized on vesting of $2,007,584; and 4,815 dividend equivalent restricted stock units on January 29, 2021 that accrued on restricted stock units granted on the last business day of January 2017 with a value realized on vesting of $331,272.
(5)Includes the vesting of 959 restricted stock units on January 29, 2021 that were originally granted on the last business day of January 2020 with a value realized on vesting of $65,979.
(6)Includes the vesting of 17,188 restricted stock units on January 29, 2021 that were originally granted on the last business day of each of January 2017, 2018, 2019 and 2020 with a value realized on vesting of $1,182,534; and 3,399 dividend equivalent restricted stock units on January 29, 2021 that accrued on restricted stock units granted on the last business day of January 2017 with a value realized on vesting of $233,851.

Potential Payments upon Termination or Change in Control

Under the terms of the restricted stock unit award agreements between the company and each named executive officer (and the employment agreement with Mr. Steers), our named executive officers are entitled to certain compensation in the event of a termination of employment or a change in control of the company. The amount of compensation payable to each named executive officer upon the occurrence of certain specified events is set forth below.
Robert Steers. The following table sets forth potential payments upon termination of employment of Robert Steers, our executive chairman.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death of Executive ($)	Disability of Executive ($)
Compensation:
Base Salary ($650,000)	1,300,000	—	1,300,000	—	1,950,000	—	—
Annual Incentive Bonus	2,000,000	—	2,000,000	—	3,000,000	1,000,000	1,000,000
Long Term Incentives Restricted Stock Units	—	—	—	—	13,517,839(4)	13,517,839(4)	13,517,839(4)
Benefits and Perquisites:
Continued Medical Benefits(2)	547,064	547,064	547,064	—	547,064	—	547,064
Excise Tax Gross-Up(3)	—	—	—	—	4,150,550	—	—
Total	3,847,064	547,064	3,847,064	—	23,165,452	14,517,839	15,064,903
 ______________________________
(1)Assumes executive’s date of termination is December 31, 2021 and is based on the closing price of $92.51 of the company’s common stock on the date of termination.
(2)The employment agreement with Mr. Steers provides that if his employment terminates for any reason other than by us for cause (as such term is defined in the employment agreement), then Mr. Steers and his spouse and dependents will be entitled to continued coverage under the company’s medical plans in which he was participating at the time of such termination for the remainder of his life, subject to payment by Mr. Steers of the same premiums he would have paid during such period of coverage if he were an active employee. The value of the continued health benefits is based upon the RP 2014 Healthy Male and Female Tables and the company providing health care coverage to Mr. Steers, his spouse and dependents until his death. Actuarial methods, considerations and analyses used in making this calculation conform to the appropriate standards of practice and guidelines of the Actuarial Standards Board.
(3)The employment agreement with Mr. Steers provides that in the event payments under the employment agreement or otherwise result in a parachute excise tax to Mr. Steers, he will be entitled to a gross-up payment equal to the amount of the excise tax as well as the excise tax and income tax on the gross-up payment.
(4)Includes the value of 18,041 unvested restricted stock units. Also includes the value of 106,010 unvested restricted stock units acquired under our mandatory deferral program and 22,072 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Joseph Harvey. The following table sets forth potential payments upon termination of employment of Joseph Harvey, our chief executive officer and president.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	13,153,904(2)	13,153,904(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2021 and is based on the closing price of $92.51 of the company’s common stock on the date of termination.
(2)Includes the value of 30,068 unvested restricted stock units. Also includes the value of 91,338 unvested restricted stock units acquired under our mandatory deferral program and 20,783 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Matthew Stadler. The following table sets forth potential payments upon termination of employment of Matthew Stadler, our executive vice president and chief financial officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	4,411,154(2)	4,411,154(2)
________________________
(1)Assumes executive’s date of termination is December 31, 2021 and is based on the closing price of $92.51 of the company’s common stock on the date of termination.
(2)Includes the value of 11,526 unvested restricted stock units. Also includes the value of 28,667 unvested restricted stock units acquired under our mandatory deferral program and 7,490 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Jon Cheigh. The following table sets forth potential payments upon termination of employment of Jon Cheigh, our executive vice president, chief investment officer and head of global real estate.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	7,622,269(2)	7,622,269(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2021 and is based on the closing price of $92.51 of the company’s common stock on the date of termination.
(2)Includes the value of 14,853 unvested restricted stock units. Also includes the value of 55,985 unvested restricted stock units acquired under our mandatory deferral program and 11,556 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Daniel Charles. The following table sets forth potential payments upon termination of employment of Daniel Charles, our executive vice president and head of global distribution.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	1,667,400(2)	1,667,400(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2021 and is based on the closing price of $92.51 of the company’s common stock on the date of termination.
(2)Includes the value of 1,912 unvested restricted stock units. Also includes the value of 15,336 unvested restricted stock units acquired under our mandatory deferral program and 776 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Adam Derechin. The following table sets forth potential payments upon termination of employment of Adam Derechin, our executive vice president and chief operating officer.

Executive Benefits and Payments upon Termination(1)	Resignation for Good Reason by Executive ($)	Resignation without Good Reason by Executive ($)	Termination without Cause by the Company ($)	Termination for Cause by the Company ($)	Termination without Cause by the Company or Resignation for Good Reason by Executive following Change in Control ($)	Death or Disability of Executive ($)
Compensation:
Long Term Incentives
Restricted Stock Units	—	—	—	—	3,657,568(2)	3,657,568(2)
______________________________
(1)Assumes executive’s date of termination is December 31, 2021 and is based on the closing price of $92.51 of the company’s common stock on the date of termination.
(2)Includes the value of 10,573 unvested restricted stock units. Also includes the value of 22,669 unvested restricted stock units acquired under our mandatory deferral program and 6,295 unvested dividend equivalent restricted stock units acquired in connection with restricted stock unit awards.

Assumptions
Below is a description of the assumptions that were used in determining the potential payments set forth above. Unless otherwise noted, the following descriptions are applicable to all of the company’s named executive officers.
Excise tax gross-up. Upon the termination of Mr. Steers’ employment by the company without cause (as such term is defined in his employment agreement) or by Mr. Steers for good reason (as such term is defined in his employment agreement), each within the two-year period following a change in control (as such term is defined in his employment agreement), we have agreed to reimburse Mr. Steers for all excise taxes that are imposed on him under Section 4999 of the Internal Revenue Code and any income, employment and excise taxes that are payable by him as a result of reimbursements for Section 4999 excise taxes. The Section 4999 gross-up amount set forth in the table above assumes that Mr. Steers is entitled to full reimbursement by the company of (i) any excise taxes that are imposed on him as a result of a change in control; (ii) any income, employment and excise taxes imposed on him as a result of the company’s reimbursement of the excise tax amount; and (iii) any additional income, employment and excise taxes that are imposed on him as a result of the company’s reimbursement of any excise, employment or income taxes. The calculation of the Section 4999 gross-up amount set forth in the table above is based upon a Section 4999 excise tax rate of 20.0%, a 37.0% federal income tax rate, a 1.45% Medicare tax rate, a 0.9% Medicare surcharge and the applicable state income tax rates. The discount rates used to compute the present value of accelerated payouts or accelerated vesting are determined by the Internal Revenue Service (120% of the applicable federal rates compounded semi-annually for January 2021 as referenced in Table 1 of Revenue Ruling 2021-1). For purposes of the Section 4999 calculation, we assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to Mr. Steers executing a non-competition agreement.
Accelerated vesting of restricted stock units. Under the terms of the restricted stock unit award agreements between the company and each named executive officer, all unvested restricted stock units held by a named executive officer will immediately vest in full if such executive’s employment is terminated (i) by the company without cause or by the executive for good reason, each within the two-year period following a change in control or (ii) at any time due to the executive’s death or disability (as defined below).
A termination is for “cause” if it is for any of the following reasons: (i) the executive’s continued failure to substantially perform the executive’s duties to the company (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the company to the executive of such failure; (ii) the executive’s engagement in conduct inimical to the company’s interests, including, without limitation, fraud, embezzlement, theft or dishonesty in the course of the executive’s employment; (iii) the executive’s commission of, or plea of guilty or nolo contendere, to (A) a felony or (B) a crime other than a felony that involves a breach of trust or fiduciary duty owed to the company or an affiliate of the company; (iv) the executive’s disclosure of the company’s or its affiliates’ trade secrets or confidential information; or (v) the executive’s breach of any agreement with the company or an affiliate of the company, including, without limitation, any agreement with respect to confidentiality, non-disclosure, non-competition or otherwise.
A termination is for “good reason” if it is for any of the following reasons: (i) the failure by the company or one of its affiliates to pay or cause to be paid the executive’s base salary or annual bonus (to the extent earned in accordance with the terms of any applicable annual bonus or annual incentive arrangement), if any, when due or (ii) any substantial and sustained diminution in the executive’s authority or responsibilities; provided that the events described in clauses (i) or (ii) of this sentence will constitute “good reason” only if the company or its affiliates fail to cure such event within 30 days following receipt from the executive of written notice of the event that constitutes good reason; provided, further, that “good reason” will cease to exist for an event on the 60th day following the later of its occurrence or the executive’s knowledge thereof, unless the executive has given the company written notice thereof prior to such date.
A “change in control” means the occurrence of any of the following events: (i) the complete liquidation of the company or the sale or disposition, in one or a series of related transactions, of all or substantially all of the company’s assets to any “person” or “group” other than certain permitted holders; (ii) any person or group, other than the permitted holders, is or becomes the beneficial owner of the company’s securities representing both (A) 20% or more of the combined voting power of the then-outstanding securities of the company and (B) more of the combined voting power of the then-outstanding securities of the company than Mr. Cohen and Mr. Steers in the aggregate; (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board cease for any reason to constitute a majority of the board then in office; or (iv) the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the company is involved, other than a merger, consolidation or amalgamation that would result in the company’s shareholders immediately prior thereto continuing to own, in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the company’s voting securities or such surviving entity outstanding immediately after such merger, consolidation or amalgamation.
“Disability” means the inability of the employee to perform in all material respects such employee’s duties and responsibilities to the company by reason of a physical or mental disability or infirmity, which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Compensation Committee may reasonably determine in good faith. The disability determination will be made in the sole discretion of the Compensation Committee.
Employment Agreement with Robert Steers
The company entered into an employment agreement with Mr. Steers that, as amended, sets forth the terms of Mr. Steers’ employment with the company. The employment agreement provided for an initial three-year employment term, which term automatically extends for additional one-year periods unless either party gives the other party 60 days’ prior written notice of such party’s intention not to extend the employment term.
The employment agreement provided for an annual base salary of $500,000 subject to any increases as may be determined in the sole discretion of the Board (which amount was adjusted to $750,000 effective January 1, 2008 until May 7, 2020, and at Mr. Steers’ requests was adjusted to $650,000 effective May 7, 2020 and further adjusted to $500,000 effective March 1, 2022) and an annual incentive performance bonus as approved in the discretion of the Compensation Committee.
During the term, Mr. Steers is entitled to:
•employee benefits that are no less favorable than those employee benefits provided to him before the company’s initial public offering; and
•participate in all of the company’s employee benefits programs that he is eligible to participate in on a basis that is no less favorable than is provided to the company’s other executives.
Termination of employment
Death or disability. Pursuant to the employment agreement, if Mr. Steers’ employment terminates prior to the expiration of the term due to his death or disability (as such term is defined in the employment agreement), then he is entitled to the following “Accrued Rights”:
•any accrued, but unpaid, base salary through the date of termination;
•any accrued and earned, but unpaid, annual incentive performance bonus for any previously completed fiscal year;
•reimbursement of any unreimbursed business expenses properly incurred prior to the date of termination; and
•such employee benefits, if any, as to which Mr. Steers may be entitled under any employee benefit plan of the company and its affiliates.
In addition to the Accrued Rights, Mr. Steers is also entitled to receive a lump sum payment equal to $1,000,000 (the “target annual incentive performance bonus”), payable when the annual incentive performance bonus would have otherwise been payable had his employment not terminated.
Without cause or resignation for good reason. Under the employment agreement, if Mr. Steers’ employment is terminated prior to the expiration of the term by the company without cause (as such term is defined in the employment agreement) or by Mr. Steers for good reason (as such term is defined in the employment agreement), or if the company elects not to extend the term of the employment agreement (each, a “qualifying termination”), then Mr. Steers is entitled to receive, subject to his compliance with certain restrictive covenants:

•a lump sum payment equal to two times (three times in the case of a qualifying termination that occurs on or following a change in control) the sum of Mr. Steers’ annual base salary and target annual incentive performance bonus for the fiscal year in which termination occurs. Any termination by the company without cause within six months prior to a change in control will be deemed to be a termination of employment on the date of such change in control. Any amounts paid by the company pursuant to this clause will be reduced by the present value of any other cash severance or termination benefits payable to Mr. Steers under any other plan, programs or arrangements of the company and its affiliates; and
•the Accrued Rights.
For cause or resignation without good reason. Pursuant to the employment agreement, if Mr. Steers’ employment is terminated prior to the expiration of the term by the company for cause or by Mr. Steers without good reason, then Mr. Steers is entitled to receive only the Accrued Rights.
The employment agreement generally provides that, if Mr. Steers’ employment terminates for any reason other than by the company for cause, Mr. Steers and his spouse and dependents are entitled to continued coverage under the company’s medical plans in which he was participating at the time of such termination for the remainder of his life, subject to payment by him of the same premiums he would have paid during such period of coverage if he were an active employee. In addition, the employment agreement with Mr. Steers provides that in the event payments under the employment agreement or otherwise result in a parachute excise tax to Mr. Steers, he will be entitled to a gross-up payment equal to the amount of the excise tax as well as the excise tax and income tax on the gross-up payment.
The employment agreement also provides that upon termination of Mr. Steers’ employment for any reason, Mr. Steers generally retains the right to use his name in connection with future business ventures.
Restrictive covenants
Non-competition and non-solicitation. Under the employment agreement, if Mr. Steers’ employment is terminated by the company for cause or by him without good reason or if Mr. Steers elects not to extend the term of the employment agreement, for one (1) year following such termination of employment, Mr. Steers is generally prohibited from:
•initiating contact with, or seeking to provide investment advisory services to, certain persons to whom the company or any of its affiliates render such services;
•soliciting or seeking to induce or actually inducing certain company employees or employees of its affiliates to discontinue such employment or hiring or employing such employees;
•directly or indirectly engaging in any business that competes with the company’s business or the business of its affiliates within the United States or any other country in which the company or its affiliates are conducting business at the time of determination;
•acquiring a financial interest in, or otherwise becoming actively involved with, any competitive business; and
•interfering with, or attempting to interfere with, business relationships between the company or any of its affiliates and its and their customers, clients, suppliers, partners, members or investors.
Confidentiality, intellectual property and non-disclosure. Mr. Steers is subject to customary confidentiality, intellectual property and non-disclosure provisions, including provisions that, in general, prohibit him from disclosing, retaining or using for his or any other person’s benefit confidential or proprietary information of the company and provisions that, in general, require him to assign, transfer and convey to the company all rights to, including intellectual property rights, any works of authorship, inventions, intellectual property, materials, documents or other work product created by him during his employment with the company.
If Mr. Steers breaches any of the restrictive covenants, in addition to any remedies available at law, the company is entitled to cease making any payments or providing any benefit otherwise required by the employment agreement and to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available.

General provisions
In the event of a dispute between the company and Mr. Steers arising under or related to his employment agreement, we have agreed to pay any legal fees and expenses reasonably incurred by him in connection with such dispute if he prevails in substantially all material respects on the issues presented for resolution.
Letter Agreement with Robert Steers
The company entered into a letter agreement with Mr. Steers on November 4, 2021 in connection with his notice of resignation from the position of chief executive officer of the company and appointment as executive chairman of the company, in each case effective March 1, 2022. The letter agreement amends the restricted stock unit award agreements between the company and Mr. Steers.
Under the letter agreement, upon Mr. Steers’ retirement as executive chairman of the company and subject to the terms and conditions of the letter agreement, all then-unvested restricted stock units held by Mr. Steers will not be forfeited and will instead immediately vest in full and the shares underlying such restricted stock units will be delivered upon the scheduled delivery dates under the restricted stock unit award agreements relating to such awards, subject to Mr. Steers’ ongoing compliance with the terms and conditions of such agreements.
The terms and conditions referred to in the immediately preceding paragraph include:
•satisfactory performance of Mr. Steers’ responsibilities in his capacity as executive chairman, with particular focus on Mr. Steers’ playing a senior leadership and advisory role for the company in connection with certain business initiatives, assisting with certain communication strategies with internal and external parties and transition and delegation of responsibilities;
•Mr. Steers’ service to the company in his capacity as executive chairman through the one-year anniversary of the date of his notice of resignation from the position of chief executive officer;
•Mr. Steers’ employment with the company is not at any time terminated for cause;
•Mr. Steers’ compliance with certain restrictive covenants described below; and
•the periodic delivery by Mr. Steers of a certification as to his compliance with the letter agreement, the Amended and Restated Stock Incentive Plan and the restricted stock unit award agreements relating to awards granted to Mr. Steers.
Restrictive covenants
Under the letter agreement, in addition to the restrictive covenants relating to non-interference, non-solicitation and non-disparagement that are contained in the restricted stock unit award agreements relating to awards granted to Mr. Steers, until the final delivery date of restricted stock units subject to such agreements, Mr. Steers is generally prohibited from:
•during the term of Mr. Steers’ employment with the company and its affiliates, providing or seeking to provide investment advisory services or similar services to any person to whom the company or any of its affiliates rendered such services during Mr. Steers’ employment with the company and its affiliates;
•following Mr. Steers’ termination of employment with the company and its affiliates, providing or seeking to provide investment advisory services or similar services to any person to whom the company or an affiliate rendered such services during the three-year period prior to such termination of employment;
•directly or indirectly engaging in any responsibilities, activities, business or strategy that competes with the activities, business or strategies of the company or its affiliates (including any such activities, businesses or strategies which the company or its affiliates have specific plans to conduct in the future and as to which Mr. Steers is aware of such plans) within the United States or any other country in which the company or its affiliates is conducting business at the time of determination (referred to as a “competitive business”);
•directly or indirectly entering the employ of, or rendering or being retained to render services to, any person (or any division or controlled or controlling affiliate of any person) who or which engages in a competitive business, subject to certain exceptions; and
•acquiring a financial interest in, or otherwise becoming actively involved with, any competitive business as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant, subject to certain exceptions.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of the company’s principal executive officer to the median of the annual total compensation of all our employees (other than the company’s principal executive officer) (“CEO Pay Ratio”). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).
As of December 31, 2021, we had 353 full-time employees (excluding our principal executive officer on such date). We identified our median employee using the company’s global employee population as of December 31, 2021. To identify the company’s median employee, we used annual base salary and bonuses earned in fiscal 2021. We believe this consistently applied compensation measure reasonably reflects annual compensation across the company’s employee base. After identifying the company’s median employee, we calculated the median employee’s and the principal executive officer’s annual total compensation in accordance with the requirements of the Summary Compensation Table. Since we had multiple individuals serving as our principal executive officer during 2021, in accordance with applicable SEC rules, Mr. Steers was selected as our principal executive officer for purposes of this disclosure because he was serving as our chief executive officer as of December 31, 2021.
For fiscal 2021, our median employee’s annual total compensation was $271,546. The annual total compensation of Mr. Steers, calculated in accordance with the requirements of the Summary Compensation Table, was $12,375,738, and our CEO Pay Ratio was approximately 45.6:1. Certain of Mr. Steers’ outstanding restricted stock units were modified pursuant to a letter agreement entered into with the company on November 4, 2021 in connection with Mr. Steers’ notice of resignation from the position of chief executive officer and in recognition of his long-term executive leadership and significant contributions to the company. Excluding the amount associated with the modification, which amount was required to be reported as compensation under SEC disclosure rules despite the fact that no additional restricted stock units were actually awarded, the annual total compensation of Mr. Steers would have been $5,409,713, and our pay ratio would have been approximately 19.9:1. This supplemental pay ratio is not a substitute for the CEO Pay Ratio, but we believe it is helpful in fully evaluating the ratio of Mr. Steers’ annual total compensation to that of our median employee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Approval or Ratification of Related Party Transactions
The company has adopted a written policy pursuant to which all employees, directors and certain other related parties (as defined in Item 404(a) of Regulation S-K) who have a direct or indirect interest in a transaction or agreement in which the company is a participant (regardless of the dollar amount involved in the transaction or whether the transaction must be disclosed publicly by the company, but excluding routine employee/employer transactions such as compensation or participation in any of the company’s benefits plans) must promptly disclose the facts and circumstances of that transaction or agreement to the company’s general counsel. The general counsel will promptly communicate all such information to management and the Audit Committee. Management, in consultation with the Audit Committee, will then determine whether the transaction may be consummated or permitted to continue.
If such transaction or agreement constitutes a “related party transaction” as defined in Item 404(a), then such transaction may not be consummated or continue without the approval or ratification of the Audit Committee or another approving body composed of disinterested and independent members of the Board or any committee of the Board; provided that a majority of the members of the Audit Committee or such approving body is disinterested and independent. Members of the Audit Committee who are interested parties in any related party transaction and/or who are not independent must recuse themselves from any such vote. For purposes thereof, a “related party transaction” is any transaction (i) that is reportable by the company under Item 404(a), (ii) in which the company was or will be a participant, (iii) in which the amount involved exceeds $120,000 and (iv) in which any related party had or will have a direct or indirect material interest.
Transactions or other arrangements between the company and its clients, including registered investment companies for which the company serves as investment adviser, do not need to be approved or ratified. In addition, investment management or other financial services (such as those involving investments in the company’s funds, investment vehicles or separate accounts) provided either by or to the company and involving a director or employee (or his or her immediate family members or a company or charitable organization of which the director or employee or an immediate family member is (or, at the time of the transaction, was) a partner, shareholder, officer, employee or director) need not be approved or ratified so long as the products and services are being provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers.
Company-sponsored Funds and Accounts
Mr. Harvey, our chief executive officer and president, serves as a vice president, director and chairman of the board of directors of each of the company’s U.S. registered open-end and closed-end funds. Mr. Steers, our executive chairman, served as a director and chairman of the board of directors of each of the company’s U.S. registered open-end and closed-end funds until December 2021, at which time Mr. Harvey succeeded him as chairman. Also in December 2021, Mr. Derechin, our chief operating officer, was appointed as a director of each of the company’s U.S. registered open-end and closed-end funds. Messrs. Harvey and Derechin do not receive additional compensation from any of the company-sponsored open-end and closed-end funds for their services. In addition, some members of the Board and the company’s executive officers are investors in certain funds and accounts the company manages.
Registration Rights Agreement
In connection with the company’s initial public offering in 2004, Mr. Cohen and Mr. Steers and certain trust entities controlled by certain of their respective family members entered into a registration rights agreement with the company pursuant to which the company is required to register under the Securities Act shares of the company’s common stock (and other securities convertible into or exchangeable or exercisable for shares of the company’s common stock) held by them under certain circumstances. Such registration rights are generally available to the rights holders until registration under the Securities Act is no longer required to enable the rights holders to resell the registrable securities owned by them.
The registration rights agreement provides, among other things, that the company will pay all expenses in connection with the first ten demand registrations requested by the rights holders and in connection with any registration commenced by the company in which the rights holders participate through “piggyback” registration rights granted under such agreement. We have the right to postpone any demand registration (i) if registration would require an audit of us other than the regular audit of the company conducted at fiscal year-end, (ii) if another registration statement that was not effected on Form S-3 has been declared effective under the Securities Act within 180 days, or (iii) for a period of 90 days, if the Board determines that it is in the company’s best interests to do so. The ability of the rights holders to exercise their “piggyback” registration rights is subject to the company’s right to reduce on a pro-rata basis among all requesting holders the number of requested shares of common stock to be registered if, in the opinion of the managing underwriter, the total number of shares to be registered exceeds the number that may be sold without having an adverse effect on the price, timing or distribution of the offering of the shares.

ITEM TWO
APPROVAL OF THE AMENDED AND RESTATED
COHEN & STEERS, INC. STOCK INCENTIVE PLAN

We are asking our shareholders to approve the Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan, (as amended, the “Amended and Restated Stock Incentive Plan”) which has been amended to (i) extend the term of the Amended and Restated Stock Incentive Plan an additional ten years through May 5, 2032 and (ii) increase the number of shares of common stock with respect to which awards may be granted under the plan by 3,000,000 shares. NYSE rules require that we obtain shareholder approval of the Amended and Restated Stock Incentive Plan in order for it to be effective.
The Amended and Restated Stock Incentive Plan is administered by the Compensation Committee, which is comprised of six independent directors. The Amended and Restated Stock Incentive Plan permits the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards to our (or our affiliates’) employees, directors, consultants, advisors and any other individual or person eligible to be covered by a Form S-8 Registration Statement with respect to the Amended and Restated Stock Incentive Plan. The Compensation Committee has discretion to select the individuals to whom awards will be granted and to determine the type, size and terms of each award and has the authority to administer, construe and interpret the Amended and Restated Stock Incentive Plan. The Amended and Restated Stock Incentive Plan is primarily intended to provide broad-based equity compensation awards across all levels of our employees. All of our employees (358 as of March 10, 2022) may be eligible for awards under the Amended and Restated Stock Incentive Plan.
Prior to our initial public offering in 2004, our shareholders approved the Amended and Restated Stock Incentive Plan. As adopted, a total of 9,500,000 shares of common stock were initially reserved for issuance under the Amended and Restated Stock Incentive Plan. At prior annual meetings, our shareholders approved amendments to the Amended and Restated Stock Incentive Plan to increase the number of shares of common stock with respect to which awards may be granted under the plan by an additional number of shares as follows: (i) on May 9, 2008, by an additional 4,500,000 shares; (ii) on May 8, 2013, by an additional 2,000,000 shares; and (iii) on May 4, 2017, by an additional 4,000,000 shares. As of March 10, 2022, 1,354,031 shares remained available for future awards under the Amended and Restated Stock Incentive Plan, subject to potential increase due to awards being forfeited or terminated, in which case such forfeited or terminated awards would again become available for grant under the Amended and Restated Stock Incentive Plan.
A key element of our compensation philosophy is to deliver a portion of our employees’ total compensation in the form of stock-based awards. Through our mandatory deferral program, as well as other restricted stock unit grants that may from time to time be awarded as part of our employees’ annual incentive performance bonuses, restricted stock units comprise a significant portion of the total compensation of certain of our employees. We believe that stock-based awards foster an employee-ownership culture that aligns the interests of our employees directly with those of our shareholders and encourages employees to be prudent risk managers and to work together to ensure our continued financial success over time. Stock-based compensation also helps to retain high-performing employees through retention features such as significant vesting provisions and forfeiture provisions. In the event that a stock-based award is forfeited by an employee, the value of the award remains with the company. These restrictions also enhance shareholder alignment by having employees share in the upside and downside risk over any cyclical market periods that occur within the financial services industry. Based upon the amount of historical awards granted under the Amended and Restated Stock Incentive Plan, the Board and the Compensation Committee anticipate that the increased number of shares will provide the company with a sufficient number of shares underlying awards in order to permit the company to continue to implement the company’s compensation programs and make equity awards in the amounts the company believes is necessary for the next three to five years. The Board unanimously recommends that the shareholders approve the Amended and Restated Stock Incentive Plan in order to permit the company to continue to compensate employees, directors, consultants and advisors in part with stock-based awards rather than cash.

Description of the Amended and Restated Stock Incentive Plan
The following description of the Amended and Restated Stock Incentive Plan is not complete and is qualified by reference to the full text of the Amended and Restated Stock Incentive Plan, which is attached hereto as Appendix A.
The Amended and Restated Stock Incentive Plan permits the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards to our (or our affiliates’) employees, directors, consultants, advisors and any other individual or person eligible to be covered by a Form S-8 Registration Statement with respect to the Amended and Restated Stock Incentive Plan. As amended, a maximum of 23,000,000 shares of common stock may be issued under the Amended and Restated Stock Incentive Plan (inclusive of shares that have been issued or subject to awards granted under the plan since its initial adoption in 2004). The maximum number of shares of common stock subject to awards granted during a calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed $800,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any award granted in a previous calendar year). The number of shares of common stock issued or reserved under the Amended and Restated Stock Incentive Plan, or pursuant to outstanding awards, is subject to adjustment on account of mergers, consolidations, reorganizations, stock splits, stock dividends and other dilutive changes in the shares of common stock. Shares of common stock covered by awards that expire, terminate or lapse will again be available for grant under the Amended and Restated Stock Incentive Plan.
Administration. The Amended and Restated Stock Incentive Plan is administered by the Compensation Committee, which may delegate its duties and powers in whole or in part as it determines. However, our Board may take any action designated to the Compensation Committee under the Amended and Restated Stock Incentive Plan as it may deem necessary. The Compensation Committee has the sole discretion to determine the employees, directors, consultants, advisors and any other individual or person eligible to be covered by a Form S-8 Registration Statement with respect to the Amended and Restated Stock Incentive Plan to whom awards may be granted under the Amended and Restated Stock Incentive Plan and the manner in which such awards will vest. Cash awards, options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards will be granted by the Compensation Committee to employees, directors, consultants, advisors and any other individual or person eligible to be covered by a Form S-8 Registration Statement with respect to the Amended and Restated Stock Incentive Plan in such numbers and at such times during the term of the Amended and Restated Stock Incentive Plan as the Compensation Committee shall determine. The Compensation Committee is authorized to interpret the Amended and Restated Stock Incentive Plan, to establish, amend and rescind any rules and regulations relating to the Amended and Restated Stock Incentive Plan and to make any other determinations that it deems necessary or desirable for the administration of the Amended and Restated Stock Incentive Plan. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Amended and Restated Stock Incentive Plan in the manner and to the extent the Compensation Committee deems necessary or desirable. Subject to certain limitations as set forth in the Amended and Restated Stock Incentive Plan, the Board or the Compensation Committee, as applicable, may delegate authority under the Amended and Restated Stock Incentive Plan to another subcommittee of the Board or to one or more officers of the company or its affiliates.
Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock units, shares of common stock, restricted stock, dividend equivalent rights and awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares. The restricted stock units and other stock-based awards will be subject to the terms and conditions established by the Compensation Committee. Any dividends or dividend-equivalent rights that may be earned with respect to such awards will not be paid earlier than the date upon which the corresponding portion of the shares underlying such Award become earned or vested or otherwise ceases to be subject to any service or performance-based vesting conditions, as applicable.
Options. The Compensation Committee shall determine the exercise price for each option; provided, however, that an option must have an exercise price that is at least equal to the fair market value of a share of common stock on the date the option is granted. An option holder may exercise an option by written notice and payment of the exercise price (i) in cash, (i) to the extent permitted by the Compensation Committee, by the surrender of a number of shares of common stock already owned by the option holder with a fair market value equal to the exercise price, (iii) in a combination of cash and shares of common stock (as qualified by clause (ii)), (iv) through the delivery of irrevocable instructions to a broker to sell shares obtained upon the exercise of the option and deliver to the company an amount equal to the exercise price for the shares of common stock being purchased or (v) to the extent permitted by the Compensation Committee, through “net settlement” in shares. Option holders who are subject to the withholding of federal and state income tax as a result of exercising an option may satisfy the income tax withholding obligation through the withholding of a portion of the shares of common stock to be received upon exercise of the option.
Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights independent of or in connection with an option. The exercise price per share of a stock appreciation right shall be an amount determined by the Compensation Committee. Generally, each stock appreciation right shall entitle a participant upon exercise to an amount equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of common stock over (B) the exercise price per share, times (ii) the number of shares of common stock covered by the stock appreciation right. Payment shall be made in shares of common stock or in cash, or partly in shares of common stock and partly in cash, all as shall be determined by the Compensation Committee.
Performance-Based Awards. Certain other stock-based awards may be granted with vesting terms subject to the achievement of performance-vesting conditions (“Performance-Based Awards”). Such Performance-Based Awards will be determined based on the attainment of written objective performance goals approved by the Compensation Committee for a performance period. The Compensation Committee will establish the performance goals applicable to a performance period. The performance goals will be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenue or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) assets under management; (xx) total shareholder return; and (xxi) such other performance goals as the Compensation Committee may determine.
Cash Awards. The Compensation Committee may also grant cash-based awards based on achievement of performance goals applicable to Performance-Based Awards, as described above.
Transferability. Unless otherwise determined by the Compensation Committee, awards granted under the Amended and Restated Stock Incentive Plan are not transferable other than by will or by the laws of descent and distribution. In no event shall an award be transferrable for value.
Change in Control. In the event of a change in control (as defined in the Amended and Restated Stock Incentive Plan), (i) if determined by the Compensation Committee, any outstanding awards then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to the change in control and (ii) the Compensation Committee may (A) cancel the awards for fair value as determined by the Compensation Committee, (B) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Amended and Restated Stock Incentive Plan, as determined by the Compensation Committee or (C) provide that for a period of at least 15 days prior to the change in control, the options will be exercisable as to all shares subject to such options and that the options will terminate upon the occurrence of the change in control. If a participant’s employment with the company and its affiliates is terminated by the participant for “good reason” or by the company without “cause” within the two-year period following a change in control, any outstanding awards then held by the participant which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such termination of employment.
Amendment and Termination. Our Board may amend, alter or discontinue the Amended and Restated Stock Incentive Plan in any respect at any time, but no amendment, alteration or discontinuance may diminish any of the rights of a participant under any awards previously granted, without his or her consent. Unless earlier terminated, the Amended and Restated Stock Incentive Plan will expire on May 5, 2032.
New Plan Benefits under the Amended and Restated Stock Incentive Plan. Because future awards under the Amended and Restated Stock Incentive Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients and other terms of such awards cannot be determined at this time.
Federal Income Tax Consequences
The following is a general description of federal income tax consequences to participants and the company relating to nonqualified and incentive stock options and certain other awards that may be granted under the Amended and Restated Stock Incentive Plan. This discussion does not purport to cover all tax consequences relating to stock options and other awards.
An optionee will not recognize income upon the grant of a nonqualified stock option to purchase shares of common stock. Upon exercise of the option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the date the option is exercised over the option price for such common stock. The tax basis of the common stock acquired by exercising an option in the hands of the optionee will equal the option price for the common stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the common stock will commence on the day the option is exercised. An optionee who sells common stock acquired by exercising an option will recognize capital gain or loss measured by the difference between the tax basis of the common stock and the amount realized on the sale. Such gain or loss will be long-term if the common stock is held for more than 12 months after exercise, and short-term if held for 12 months or less after exercise. The company or a subsidiary will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income. Stock appreciation rights are taxed to the individuals and deductible by the company in substantially the same manner as nonqualified stock options.
An optionee will not recognize income upon the grant of an incentive stock option to purchase shares of common stock, and will not recognize income upon exercise of the option, provided such optionee was an employee of the company or a subsidiary at all times from the grant date until three months prior to exercise (or one year prior to exercise in the event of disability). Generally, the amount by which the fair market value of the common stock on the date of exercise exceeds the option price will be includable in alternative minimum taxable income for purposes of determining alternative minimum tax and such amount will be added to the tax basis of such common stock for purposes of determining alternative minimum taxable income in the year the common stock is sold. Where an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, long-term capital gain or loss will be recognized equal to the difference between the sales price and the option price. An optionee who sells such shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the amount paid for the shares, or (ii) the excess of the amount realized on the sale over the adjusted basis in the shares. Any remaining gain or loss will be treated as a capital gain or loss. The company or a subsidiary will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.
Nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the common stock over the purchase price (if any) at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the grant date); in each of the foregoing cases, the company will generally have (at the time the participant recognizes income) a corresponding deduction.
If, as a result of a change in control, a participant’s stock options or stock appreciation rights or other rights become immediately exercisable, or restrictions immediately lapse on an award, or cash, shares or other benefits covered by another type of award are immediately vested or issued, the additional economic value, if any, attributable to the acceleration or issuance may be deemed a “parachute payment” under Section 280G of the Internal Revenue Code. In such case, the participant may be subject to a 20% non-deductible excise tax as to all or a portion of such economic value, in addition to any income tax payable. The company will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.
Section 409A of the Internal Revenue Code (“Section 409A”) provides rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the Amended and Restated Stock Incentive Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. The Amended and Restated Stock Incentive Plan is intended to be interpreted and operated in accordance with Section 409A, including any regulations or guidance issued by the Treasury Department, and contains a number of provisions intended to avoid the imposition of additional tax on the Amended and Restated Stock Incentive Plan participants under Section 409A. The Board may amend the Amended and Restated Stock Incentive Plan, and the Compensation Committee may amend outstanding awards thereunder, while preserving the intended benefits of awards granted under the Amended and Restated Stock Incentive Plan to avoid the imposition of an additional tax under Section 409A. In addition, no award under the Amended and Restated Stock Incentive Plan may be granted, deferred, accelerated, extended, paid out or modified under the Amended and Restated Stock Incentive Plan and no award agreement may be interpreted in a manner that would result in the imposition of an additional tax under Section 409A on a participant. If a payment with respect to an award would result in tax liability to the participant under Section 409A, the company will not make the payment when otherwise required and instead will make the payment on the first date that payment would not result in the tax liability.
Awards under the Amended and Restated Stock Incentive Plan
The following table sets forth the outstanding restricted stock units issued under the Amended and Restated Stock Incentive Plan that have been received by or allocated as of March 10, 2022 to the following persons or groups: (i) our chief executive officer; (ii) each of our other named executive officers; (iii) our current executive officers as a group; (iv) our current non-executive officer directors as a group; (v) each nominee for election as a director; and (vi) all employees, other than our current executive officers, as a group. On March 10, 2022, the closing sale price of our common stock, as reported on the NYSE, was $77.76 per share.

Name	Number of Securities Underlying Restricted Stock Units Granted
Robert H. Steers	140,962
Joseph M. Harvey	138,132
Matthew S. Stadler	40,713
Jon Cheigh	77,985
Daniel Charles	29,227
Adam Derechin	32,471
Martin Cohen	4,958
Reena Aggarwal	4,958
Frank T. Connor	4,958
Peter L. Rhein	4,958
Richard P. Simon	4,958
Dasha Smith	3,273
Edmond D. Villani	4,958

All current executive officers as a group	490,914
All current non-executive officer directors as a group	33,021
All employees, other than current executive officers, as a group	1,283,139

Equity Compensation Plan Information
Equity Compensation Plan Information as of December 31, 2021
The following table summarizes information, as of December 31, 2021, relating to the company’s equity compensation plans pursuant to which grants of restricted stock units or other rights to acquire shares of the company’s common stock may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Approved by Shareholders
Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan	1,895,941	(1)	1,985,717(2)
Cohen & Steers, Inc. Amended and Restated Employee Stock Purchase Plan	N/A	N/A	136,193(3)
Total Approved by Shareholders	1,895,941	(1)	2,121,910
Not Approved by Shareholders
None	—	—	—
____________________________
(1)As of December 31, 2021, all the awards granted under the company’s Amended and Restated Stock Incentive Plan were restricted stock units, which do not have an exercise price.
(2)Consists of shares of the company’s common stock issuable under the Amended and Restated Stock Incentive Plan pursuant to various awards the Compensation Committee may make, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.
(3)463,807 shares of the company’s common stock have been issued under the ESPP pursuant to which employees may purchase shares of the company’s common stock at a 15% discount from the fair market value of the company’s common stock on the last business day of each quarterly offering period.

Equity Compensation Plan Information as of March 10, 2022
The following table summarizes information, as of March 10, 2022, relating to the company’s equity compensation plans pursuant to which grants of restricted stock units or other rights to acquire shares of the company’s common stock may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Approved by Shareholders
Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan	1,807,074	(1)	1,354,031(2)
Cohen & Steers, Inc. Amended and Restated Employee Stock Purchase Plan	N/A	N/A	136,193(3)
Total Approved by Shareholders	1,807,074	(1)	1,490,224
Not Approved by Shareholders
None	—	—	—
____________________________

(1)As of March 10, 2022, all the awards granted under the company’s Amended and Restated Stock Incentive Plan were restricted stock units, which do not have an exercise price.
(2)Consists of shares of the company’s common stock issuable under the Amended and Restated Stock Incentive Plan pursuant to various awards the Compensation Committee may make, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.
(3)463,807 shares of the company’s common stock have been issued under the ESPP pursuant to which employees may purchase shares of the company’s common stock at a 15% discount from the fair market value of the company’s common stock on the last business day of each quarterly offering period.
Registration with the Securities and Exchange Commission
If the Amended and Restated Stock Incentive Plan is approved by shareholders, we expect to file as soon as practicable after the Annual Meeting a Registration Statement on Form S-8 with the SEC to register the additional shares of common stock that will be issuable under the Amended and Restated Stock Incentive Plan.
Recommendation of the Board
The Board recommends a vote “FOR” the approval of the Amended and Restated Stock Incentive Plan.

ITEM THREE
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At its meeting on February 24, 2022, the Audit Committee appointed Deloitte & Touche LLP to serve as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
Aggregate fees for professional services provided by Deloitte & Touche LLP and its affiliates for the fiscal years ended December 31, 2021 and 2020 are set forth below.

	2021	2020
Audit Fees(1)	$1,043,000	$1,007,000
Audit Related Fees(2)	252,600	224,766
Tax Fees(3)	120,491	73,596
All Other Fees(4)	8,000	3,500
Total	$1,424,091	$1,308,862
_________________________________________
(1)Fees for audit services include audits of the company’s annual consolidated financial statements and internal control over financial reporting, reviews of the quarterly condensed financial statements, audits of the company’s regulated subsidiaries, consultation on accounting and financial reporting standards arising during the course of the audits or reviews, and other services that are normally provided in connection with statutory and regulatory filings.
(2)Fees for services related to the examination of the company’s investment management and administrative services for institutional accounts and advisory services related to reports filed with local regulatory authorities.
(3)Fees for services related to consultations and advisory services regarding various tax matters.
(4)“All Other Fees” consisted of a subscription to an online accounting research tool offered by Deloitte & Touche LLP to its clients and attendance at certain Deloitte-sponsored seminars.
Audit Committee Pre-Approval Policy
In accordance with the Audit Committee Pre-Approval Policy (the “Pre-Approval Policy”), all audit and permissible non-audit services performed by Deloitte & Touche LLP during fiscal 2021 and fiscal 2020 were pre-approved by the Audit Committee or otherwise pre-approved by the full Audit Committee or the Audit Committee chair and ratified by the full Audit Committee pursuant to the Pre-Approval Policy, upon the conclusion of the Audit Committee that the provision of such services by Deloitte & Touche LLP did not impair Deloitte’s independence in the conduct of its auditing functions.
Pre-approval of audit and permissible non-audit services includes pre-approval of the fees for such services (even though pre-approval of fees is not specifically required by SEC rules) and the other terms of the engagement. At its first quarterly meeting of each fiscal year, and periodically as necessary, the Audit Committee reviews and pre-approves audit, audit-related, tax and all other services that the company expects to be performed by its independent registered public accounting firm for such fiscal year. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.
The Audit Committee has authorized its chair to pre-approve any services that are not pre-approved at the Audit Committee’s first quarterly meeting of the fiscal year. The Audit Committee must ratify any such pre-approvals at its next scheduled quarterly meeting. However, if fees for any one service exceed $50,000 or if fees for multiple services exceed $100,000 in the aggregate during any quarter, pre-approval by the chair of the additional services is required to be communicated to the Audit Committee prior to its next scheduled quarterly meeting. In the event the Audit Committee determines not to ratify a pre-approved service, the independent auditor must cease all work on the engagement in question until the appropriate approval is received.

Recommendation of the Board
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022.
Ratification by the company’s shareholders of the appointment of the independent registered public accounting firm is not required, but the Board believes that it is desirable to submit this matter to the company’s shareholders. If the appointment of Deloitte & Touche LLP is not approved at the Annual Meeting, the Audit Committee will investigate the reason for the rejection and reconsider the appointment.

REPORT OF THE AUDIT COMMITTEE
The Board has appointed an Audit Committee comprised of six directors, each of whom is independent under the NYSE listing standards. The Board has determined that each of Messrs. Connor and Rhein, Dr. Aggarwal and Ms. Smith is an “audit committee financial expert,” as that term is defined in SEC rules.
The Board has adopted a written charter for the Audit Committee. A copy of that charter is available on the company’s website at www.cohenandsteers.com under “Company–Investor Relations–Corporate Governance.” The Audit Committee’s job is one of oversight as set forth in its charter. It is not the Audit Committee’s responsibility to prepare the company’s financial statements, to plan or conduct audits or to determine that the company’s financial statements are complete and accurate and prepared in accordance with accounting principles generally accepted in the United States of America. Management is responsible for preparing the company’s financial statements and for maintaining internal control over financial reporting and disclosure controls and procedures. The company’s independent registered public accounting firm is responsible for auditing the company’s financial statements and expressing an opinion as to whether those audited financial statements fairly present the company’s financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America.
The Audit Committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2021 with management and Deloitte & Touche LLP, the company’s independent registered public accounting firm.
The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received from Deloitte & Touche LLP the written statements required by the applicable standards of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte & Touche LLP its independence. The Audit Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to the company and its affiliates did not impair Deloitte & Touche LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
In accordance with, and to the extent permitted by SEC rules, the information contained in the Report of the Audit Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act or the Securities Act and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

AUDIT COMMITTEE MEMBERS
Frank T. Connor (chair)
Reena Aggarwal
Peter L. Rhein
Richard P. Simon
Dasha Smith
Edmond D. Villani

ITEM FOUR
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are including a separate proposal to shareholders, for a non-binding advisory vote, to approve the compensation of the company’s named executive officers as disclosed under “Executive Compensation.” The text of the resolution in respect of Item Three is as follows:
“RESOLVED, that the compensation paid to the company’s named executive officers as disclosed in the 2022 proxy statement pursuant to SEC rules, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion set forth in such proxy statement, is hereby APPROVED.”
In considering their vote, shareholders should carefully review the information about the company’s compensation policies and decisions with respect to the named executive officers presented in the Compensation Discussion and Analysis.
In particular, shareholders should take into consideration that the Compensation Committee bases its executive compensation decisions on the following:
•Compensation should be linked to company, investment and individual performance;
•Compensation should be competitive;
•Compensation decisions focus on total compensation;
•Compensation decisions reflect our long-term approach to investment, business and human capital management; and
•Equity awards, in the form of forfeitable restricted stock units that vest over several years, should constitute a significant percentage of total compensation.
At the company’s 2021 Annual Meeting of Shareholders, 88.82% of the votes cast by the company’s shareholders approved the compensation of its named executive officers as described in the company’s 2021 proxy statement. The Compensation Committee believes this affirms shareholders’ support of the company’s approach to executive compensation.
While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of the vote.
Recommendation of the Board
The Board recommends a vote “FOR” the approval of the compensation of the company’s named executive officers.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
Pursuant to the requirements of Rule 14a-8 under the Exchange Act, to be considered for inclusion in the company’s proxy statement and proxy card for the company’s 2023 Annual Meeting of Shareholders, a shareholder proposal must be received by the company at its principal executive offices at 280 Park Avenue, New York, New York 10017 by November 25, 2022. All proposals should be sent to the attention of the company’s corporate secretary.
In addition, the company’s bylaws set forth certain advance notice procedures to be followed by shareholders who wish to bring business before an annual meeting of shareholders or nominate candidates for election to the Board at an annual meeting of shareholders. Such procedures require that the shareholder give timely written notice to the company’s corporate secretary. To be considered timely, such notice must be delivered to the company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided that in the event the date of the annual meeting is more than 20 days before or more than 70 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
In addition to satisfying the foregoing requirements under the company’s bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 6, 2023.
OTHER MATTERS
The Board knows of no other business to be presented at the Annual Meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, any proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

By Order of the Board of Directors,

Francis C. Poli Corporate Secretary

Appendix A

AMENDED AND RESTATED
COHEN & STEERS, INC.
STOCK INCENTIVE PLAN

1.Purpose of the Plan
The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
2.Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
(a)    Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.
(b)    Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.
(c)    Award: An Option, Stock Appreciation Right, Other Stock-Based Award or Cash Award granted pursuant to the Plan.
(d)    Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).
(e)    Board: The Board of Directors of the Company.
(f)    Cause: “Cause” as defined in an applicable Award agreement, or if not defined therein, “Cause” as defined in an employment agreement between the applicable Participant and the Company or its Affiliates or, if not defined therein or if there is no such agreement, “Cause” shall mean (i) the Participant’s continued failure substantially to perform the Participant’s duties to the Company and its Affiliates (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the Company to the Participant of such failure, (ii) the Participant’s engagement in conduct inimical to the interests of the Company or an Affiliate, including without limitation, fraud, embezzlement, theft or dishonesty in the course of the Participant’s Employment or engagement, (iii) the Participant’s commission of, or plea of guilty or nolo contendere to, (A) a felony or (B) a crime other than a felony, which involves a breach of trust or fiduciary duty owed to the Company or an Affiliate, (iv) the Participant’s disclosure of trade secrets or confidential information of the Company or an Affiliate, or (v) the Participant’s breach of any agreement with the Company or an Affiliate in respect of confidentiality, nondisclosure, non-competition or otherwise.
(g)    Change in Control: The occurrence of any of the following events:
(i)    the complete liquidation of the Company or the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Act), other than the Permitted Holders;
(ii)    any person or group, other than the Permitted Holders, is or becomes the Beneficial Owner (except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of securities of the Company (or any entity which controls the Company) representing both (x) 20% or more of the combined voting power of the then outstanding securities of the Company (or any entity which controls the Company) and (y) more of the combined voting power of the then outstanding securities of the Company (or any entity which controls the Company) than the Cohen/Steers Holders in the aggregate;
(iii)    during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board (together with any new directors (other than a director nominated by any Person (other than the Board) who publicly announces an intention to take or to consider taking actions, including but not limited to, an actual or threatened proxy contest, which if consummated would constitute a Change in Control under clauses (i), (ii) or (iv) of this Section 2(g)) nominated by any Cohen/Steers Holder and/or whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office; or
(iv)    the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the Company is involved, other than a merger, consolidation or amalgamation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or amalgamation.
(h)    Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.
(i)    Cohen/Steers Holder: Each member of the Cohen Group, each member of the Steers Group and each Cohen/Steers Entity.
(j)    Committee: The Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board (including, without limitation, the full Board or any “committee of one”) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.
(k)    Company: Cohen & Steers, Inc., a Delaware corporation.
(l)    Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Affiliate of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee. Notwithstanding the foregoing, solely in the case of an Award that is subject to Section 409A of the Code, “Disability” shall have the meaning of such term as set forth in Section 409A of the Code, as determined by the Committee.
(m)    Effective Date: The date the Plan, as amended and restated herein, is approved by the Company’s shareholders at the Company’s 2022 Annual Meeting of Shareholders.
(n)    Employment: The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a consultant, if the Participant is a consultant to the Company or any of its Affiliates and (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board or of the board of directors of any Affiliate.
(o)    Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted)(the “NASDAQ”), or, if no sale of Shares shall have been reported on the composite tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used; and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.
(p)    Good Reason: “Good Reason” as defined in an applicable Award agreement, or if not defined therein, “Good Reason” as defined in an employment agreement between the applicable Participant and the Company or its Affiliates or, if not defined therein or if there is no such agreement, “Good Reason” shall mean (i) the failure of the Company to pay or cause to be paid the Participant’s base salary or annual bonus, if any, when due or (ii) any substantial and sustained diminution in the Participant’s authority or responsibilities; provided that either of the events described in clauses (i) and (ii) of this Section 2(o) shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the 60th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date.
(q)    ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.
(r)    LSAR: A limited stock appreciation right granted pursuant to Section 7(d) of the Plan.
(s)    Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.
(t)    Option: A stock option granted pursuant to Section 6 of the Plan.
(u)    Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.
(v)    Original Plan: As defined in Section 16 of the Plan.
(w)    Participant: An employee, director, advisor or consultant of the Company or any of its Affiliates and any other individual or person eligible to be covered by a Form S-8 Registration Statement with respect to the Plan, who is selected by the Committee to participate in the Plan.
(x)    Permitted Holder: As of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company, (ii) any entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, (iii) any of Martin Cohen, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the “Cohen Group”), (iv) any of Robert Steers, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the “Steers Group”), and (v) any trust established and maintained primarily for the benefit of any member of the Cohen Group and/or Steers Group or any entity controlled by any member of the Cohen Group and/or Steers Group (a “Cohen/Steers Entity”).
(y)    Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.
(z)    Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).
(aa)    Plan: The Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan.
(bb)    Service Recipient: The Company or any Affiliate of the Company that satisfies the definition of “service recipient” within the meaning of Treasury Regulation Section 1.409A-1 (or any successor regulation), with respect to which the person is a “service provider” within the meaning of such Treasury Regulation Section 1.409A-1 (or any successor regulation).
(cc)    Shares: Shares of common stock, par value $.01 per Share, of the Company.
(dd)    Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.
(ee)    Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.Shares Subject to the Plan
The total number of Shares which may be issued under the Plan is 23,000,000 (inclusive of Shares issued under the Original Plan), all of which may be granted as ISOs. The maximum number of shares of Common Stock subject to Awards granted during a calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed $800,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous calendar year). The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not be added back to the aggregate number of Shares with respect to which Awards may be granted under the Plan, but rather will count against the aggregate number of Shares with respect to which Awards may be granted under the Plan. When an Option or Stock Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Stock Appreciation Right will be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Stock Appreciation Right, regardless of the actual number of Shares (if any) used to settle such Option or Stock Appreciation Right upon exercise. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.
4.Administration
The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), to the extent Rule 16b-3 under the Act is applicable to the Company and the Plan; provided, however, that the Board may, in its sole discretion, take any action designated to the Committee under this Plan as it may deem necessary. The Board may delegate to any committee of the Board, which committee may include one or more members of the Board who are also officers (including any Chief Executive Officer) of the Company (a “Subcommittee”), the authority to grant Awards under the Plan to Participants who are neither directors of the Company nor “officers” of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934. Subject to the immediately preceding sentence, for purposes of this Plan, wherever the term “Committee” is used, it shall be deemed to also refer to the Subcommittee as appropriate. The Committee may delegate to one or more officers of the Company or its Affiliates, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to directors of the Company or “officers” of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934. The Committee may grant Awards under this Plan only to Participants; provided that Awards may also, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award and may facilitate for such payment through a “sell to cover” instruction with respect to Shares otherwise deliverable to a Participant. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant (based on statutory minimum withholding rates, or such higher rates of up to maximum applicable withholding rates as may be permitted by the Committee).

5.Limitations
No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
6.Terms and Conditions of Options
Options granted under the Plan shall be, as determined by the Committee, nonqualified stock options or ISOs for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:
(a)    Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.
(b)    Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted; provided, however, in the event that any portion of an exercisable Option is scheduled to expire on such tenth anniversary date or otherwise scheduled to expire pursuant to the applicable Award agreement and both (x) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the exercise price per Share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the exercise price and the minimum withholding taxes due (if any) upon such automatic exercise (as described in Section 6(c)(v), below), and the net number of Shares resulting from such automatic exercise shall be delivered to the Participant as soon as practicable thereafter.
(c)    Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clause (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant: (i) in cash or its equivalent (e.g., by check); (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares; (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent permitted by the Committee, through a “net settlement” feature (i.e., having Shares with a Fair Market Value equal to the aggregate Option Price withheld by the Company from any Shares that would have otherwise been received by the Participant upon exercise of the Option). No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
(d)    ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (I) within two years after the date of grant of such ISO or (II) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All

Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.
(e)    Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.
(f)    Repricing of Options. Notwithstanding any provision herein to the contrary, the repricing of an Option, once granted hereunder, is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower the Option Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when the Option Price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 9(a) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
7.Terms and Conditions of Stock Appreciation Rights
(a)    Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).
(b)    Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee, but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) the minimum amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (I) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (II) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (1) the excess of (y) the Fair Market Value on the exercise date of one Share over (z) the Option Price per Share, times (2) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.
(c)    Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.
(d)    Repricing of Stock Appreciation Rights. Notwithstanding any provision herein to the contrary, the repricing of a Stock Appreciation Right, once granted hereunder, is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Appreciation Right in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 9(a) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
(e)    Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term “Stock Appreciation Right” is used in the Plan, such term shall include LSARs.
8.Other Stock-Based Awards
(a)    Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares, restricted stock units, dividend equivalent rights and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). Any dividends or dividend-equivalent rights that may be earned with respect to Other Stock-Based Awards will not be paid earlier than the date upon which the corresponding portion of the Shares underlying such Award become earned or vested or otherwise ceases to be subject to any service or performance-based vesting conditions, as applicable.
(b)    Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be granted with vesting terms subject to the achievement of performance-vesting conditions (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee. The performance goals shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix)

assets under management; (xx) total shareholders’ return; and (xxi) such other performance goals as the Committee may determine. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee, elect to defer payment of a Performance-Based Award.
(c)    Cash Awards. Notwithstanding anything to the contrary provided herein, the Company may also make awards of cash to Participants (such awards, “Cash Awards”). Cash Awards shall be provided for pursuant to the procedures set forth in Section 8(b) regarding the grant, determination and payment of Performance-Based Awards. Any provision of this Plan notwithstanding, the Committee shall have the right, in its absolute discretion, to reduce or eliminate the amount of any Cash Award otherwise payable to any Participant under this Plan based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate.
9.Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a)    Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price of any Option or exercise price of any Stock Appreciation Right and/or (iii) any other affected terms of such Awards.
(b)    Change in Control.
(i)    In the event of a Change in Control after the Effective Date, (A) if determined by the Committee in the applicable Award agreement or otherwise determined by the Committee in its sole discretion, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions may automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change in Control and (B) the Committee may, but shall not be obligated to, (x) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate Option Price of such Options or the aggregate exercise price of such Stock Appreciation Rights, as the case may be, or (y) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (z) provide that for a period of at least 15 days prior to the Change in Control, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.
(ii)    If a Participant’s employment with the Company and its Affiliates is terminated by the Company or any of its Affiliates without Cause or by the Participant for Good Reason within the two-year period following a Change in Control after the Effective Date, any outstanding Awards then held by the Participant which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such termination of employment.
10.No Right to Employment or Awards
The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
11.Successors and Assigns
The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
12.Nontransferability of Awards
Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. In no event shall an Award be transferrable for value. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
13.Amendments or Termination
The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareholders of the Company, if such action would (except as is provided in Section 9 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
14.International Participants
With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.
15.Choice of Law
The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.
16.Effectiveness of the Plan
The Company’s 2004 Stock Incentive Plan was originally adopted by the Board prior to the Company’s initial public offering in 2004 (as subsequently amended prior to the Effective Date, the “Original Plan”). The Plan, as amended and restated herein, shall be effective upon the Effective Date.
17.Section 409A of the Code
Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. References under the Plan or an Award to the Participant’s termination of Employment shall be deemed to refer to the date upon which the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding anything herein to the contrary, (a) if at the time of the Participant’s separation from service with any Service Recipient the Participant is a “specified employee” as defined in Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such separation from service is necessary in order to prevent the imposition of any accelerated or additional tax under Section 409A of the Code, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the Participant) to the minimum extent necessary to satisfy Section 409A of the Code until the date that is six months and one day following the Participant’s separation from service with all Service Recipients (or the earliest date as is permitted under Section 409A of the Code), if such payment or benefit is payable upon a termination of Employment and (b) if any other payments of money or other benefits due to the Participant hereunder would cause the application of an accelerated or additional tax under Section 409A of the Code, such payments or other benefits shall be deferred, if deferral will make such payment or other benefits compliant under Section 409A of the Code, or otherwise such payment or other benefits shall be restructured, to the minimum extent necessary, in a manner, reasonably determined by the Board, that does not cause such an accelerated or additional tax or result in an additional cost to the Company (without any reduction in such payments or benefits ultimately paid or provided to the Participant).
The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Board, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.
18.Securities Laws
The Board may refuse to instruct the Company to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the applicable requirements of applicable securities laws.
19.Forfeiture/Clawback
The Committee may, in its sole discretion, specify in an Award or a policy that will be incorporated into an Award agreement by reference, that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Employment for cause, termination of the Participant’s provision of services to the Company or any of its Subsidiaries, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.
20.Awards Subject to the Plan
In the event of a conflict between any term or provision contained in the Plan and a term contained in any Award agreement, the applicable terms and provisions of the Plan will govern and prevail.
21.Fractional Shares
Notwithstanding other provisions of the Plan or any Award agreements thereunder, the Company shall not be obligated to issue or deliver fractional Shares pursuant to the Plan or any Award and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated with, or without, consideration.

22.Severability
If any provision of the Plan or any Award is, or becomes or is deemed to be invalid, illegal, unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

Appendix B

Additional Information Regarding Morningstar Ratings

Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2021. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
B-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2021 Annual Report and 2022 Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com.

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COHEN & STEERS, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints Francis C. Poli and Brian W. Heller, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), all shares of common stock of Cohen & Steers, Inc. held of record by the undersigned as of March 10, 2022 at the 2022 Annual Meeting of Shareholders to be held on May 5, 2022 beginning at 9:00 a.m. New York time via live audio webcast at http://www.virtualshareholdermeeting.com/CNS2022, and in their discretion upon any matter that may properly come before the meeting or any adjournment or postponement of the meeting in accordance with their best judgment.

This proxy, when properly executed, will be voted in accordance with the instructions given on the reverse side of this form. If no other indication is made on the reverse side of this form, the proxies shall vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

This proxy may be revoked at any time prior to the time voting is declared closed by voting a new proxy, by telephone or Internet, or by giving the Corporate Secretary of Cohen & Steers, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET
COHEN & STEERS, INC. 280 PARK AVENUE NEW YORK, NY 10017
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to http://www.virtualshareholdermeeting.com/CNS2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COHEN & STEERS, INC.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees:	For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
1a. Martin Cohen	☐	☐	☐	2. Approval of Amended and Restated Cohen & Steers, Inc. Stock Incentive Plan	☐	☐	☐
1b. Robert H. Steers	☐	☐	☐
1c. Joseph M. Harvey	☐	☐	☐	3. Ratification of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal year ending December 31, 2022.	☐	☐	☐
1d. Reena Aggarwal	☐	☐	☐
1e. Frank T. Connor	☐	☐	☐	4. Approval, by non-binding vote, of the compensation of the company’s named executive officers.	☐	☐	☐
1f. Peter L. Rhein	☐	☐	☐
1g. Richard P. Simon	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
1h. Dasha Smith	☐	☐	☐

1i. Edmond D. Villani	☐	☐	☐

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date